UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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FERRO CORPORATION

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FERRO

Where innovation delivers performance

innovati**on**

optimizati**on**

2018 PROXY STATEMENT AND ANNUAL MEETING

Where innovation delivers performance FERRO innovation
optimization
2018 PROXY STATEMENT AND ANNUAL MEETING

FERRO CORPORATION 6060 PARKLAND BOULEVARD, SUITE 250 MAYFIELD HEIGHTS, OHIO 44124 USA TELEPHONE: (216) 875-5600 FACSIMILE: (216) 875-5627 WEBSITE: www.ferro.com

March 22, 2018

Dear Shareholder:

I cordially invite you to attend the 2018 Annual Meeting of Shareholders of Ferro Corporation, which will be held on May 3, 2018. The meeting will be held at the Hyatt Place Cleveland/Lyndhurst/Legacy Village, 24665 Cedar Road, Lyndhurst, Ohio 44124, and will begin at 9:00 a.m. (Eastern Time). At the 2018 Annual Meeting, shareholders will (i) vote on the election of seven Directors, (ii) vote on the approval of the 2018 Omnibus Incentive Plan, (iii) vote in a non-binding advisory capacity to approve our executive compensation, (iv) vote on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and (v) transact such other business as may properly come before the 2018 Annual Meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on March 15, 2018 are entitled to vote at the 2018 Annual Meeting. Regardless of the number of shares you own, your vote is important. I urge you to vote as soon as possible by telephone, the Internet or by signing, dating and returning the enclosed proxy card by mail, even if you plan to attend the meeting.

I look forward to seeing you at the 2018 Annual Meeting.

Very truly yours,

PETER T. THOMAS
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date: May 3, 2018

Time: 9:00 a.m. EDT

Location: Hyatt Place Cleveland/Lyndhurst/Legacy Village, 24665 Cedar Road, Lyndhurst, Ohio 44124

Record Date: March 15, 2018

March 22, 2018

Meeting Agenda:

•	Election of seven nominees to the Board of Directors

•	Approval of the 2018 Omnibus Incentive Plan

•	An advisory vote to approve executive compensation

•	Ratification of the appointment of Deloitte & Touche LLP as independent accountants for 2018

•	Transact any other business that may properly come before the meeting

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Shareholders of Ferro Corporation to Be Held on May 3, 2018:

This Proxy Statement and annual report to security holders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=73886&p=proxy.

We encourage shareholders to vote promptly as this will save the expense of additional proxy solicitation. Shareholders of record on the Record Date are entitled to vote in the following ways:

By Telephone In the U.S. or Canada, you can vote your shares by calling 1-800-652-8683.	By Internet You can vote your shares online at www.edocumentview.com/FOE. You will need the 12-digit control number on the Notice of Internet Availability or proxy card.	By Mail You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	In Person Attend Annual Meeting

This Notice of Annual Meeting of Shareholders and related Proxy Materials are being distributed or made available to shareholders beginning on or about March 22, 2018.

Ferro Corporation 2018 Proxy Statement	i

ii	Ferro Corporation 2018 Proxy Statement

Proxy Statement Summary

PROXY STATEMENT SUMMARY

The following summary highlights information relating to the 2018 Annual Meeting of Shareholders. Additional information is included elsewhere in this Proxy Statement.

2018 Annual Meeting of Shareholders

Voting Matters and Recommendations
Voting Matter	Board Recommendations
Election of seven Directors	FOR ALL NOMINEES
Approval of the 2018 Omnibus Incentive Plan	FOR
Vote in a non-binding advisory capacity to approve our named executive officer compensation	FOR
Ratification of Deloitte & Touche LLP as independent registered public accounting firm for fiscal year ending December 31, 2018	FOR

Ferro Corporation 2018 Proxy Statement	1

Proxy Statement Summary

Performance Highlights

In 2017, Ferro continued to successfully execute its Value Creation Strategy. Over the past five years, Ferro has transformed from a diversified specialty chemicals company to one of the world’s leading technology-driven functional coatings and color solutions companies. We have upgraded our portfolio, expanded our addressable markets and developed a culture of innovation, which has produced substantially stronger growth and profitability.

Net Sales

(in millions)

$928
$952
$1,033
$1,144
$1,397
13
14
15
16
17

Adjusted Gross Profit*

(in millions)

$238
$254
$300
$360
$424
13
14
15
16
17

Adjusted Gross Profit Margin*

25.7%
26.6%
29.0%
31.4%
30.4%
13
14
15
16
17

Adjusted Cash Flow From Operations*

(in millions)

$26
$37
$76
$85
$90
13
14
15
16
17

Adjusted EBITDA*

(in millions)

$101
$128
$153
$195
$234
13
14
15
16
17

Adjusted Earnings Per Share*

$0.33
$0.62
$0.85
$1.09
$1.29
13
14
15
16
17

*	Please see Appendix A for reconciliation of Non-GAAP measures to their closest comparable GAAP measures.

2	Ferro Corporation 2018 Proxy Statement

Proxy Statement Summary

Governance Highlights

The Company has promoted a culture of good corporate governance, including the following:

✓	The Board has an independent Lead Director	✓	All Directors are elected annually
✓	Board committees are 100% comprised of independent Directors	✓	The Company has adopted proxy access
✓	All but one Director is independent	✓	A majority voting and resignation policy is in place for uncontested Director elections
✓	Independent Directors and Board committees meet regularly and frequently without management present	✓	The Board follows published Corporate Governance Principles
✓	Board and committee evaluations are conducted annually	✓	Each committee of the Board has a published charter, which is reviewed and discussed at least annually
✓	Each Director is subject to peer review	✓	None of our Director nominees serves on an excessive number of boards
✓	A majority portion of Director compensation is in the form of deferred stock units, which must be held until service as a Director ceases	✓	A highly refreshed Board has been established, with a majority of current Directors serving 5 years or less, and no Director-nominees serving more than 10 years

Executive Compensation Highlights

The Company follows recommended practices in its executive compensation program, including the following:

✓	Compensation program is designed to reward long-term, sustainable value creation	✓	Restricted stock awards to executives are generally subject to three-year minimum vesting followed by a two-year holding period once vested
✓	Executive officers are subject to stock ownership guidelines of five times salary for CEO and three times salary for other executives	✓	Change-in-control agreements entered into after 2009 do not include tax gross-ups
✓	Clawback policy provides for recoupment of incentive-based compensation paid as a result of a material misstatement of financial results	✓	Equity awards granted since 2014 have double trigger vesting for a change-in-control
✓	No executive officer has an employment agreement with the Company	✓	Employees and Directors are not permitted to hedge their Ferro equity
✓	Long-term incentives comprise a significant portion of target compensation for executive officers (43%-62%)	✓	Executive officers receive no perquisites

Ferro Corporation 2018 Proxy Statement	3

Proposal One

PROPOSAL ONE:

ELECTION OF DIRECTORS

At the 2018 Annual Meeting, the Shareholders will consider the election of seven Directors, each to serve a one-year term. Each of the nominees for election is a current Director.

As previously disclosed on December 14, 2017, Richard J. Hipple has chosen not to stand for re-election to the Company’s Board of Directors. Mr. Hipple will continue to serve as a member of the Company’s Board of Directors until the Annual Meeting. Mr. Hipple’s decision was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

Nominees for Election at this Annual Meeting

The current terms of all Directors will expire on the day of the 2018 Annual Meeting. The Board has nominated Messrs. Hyland, Lorber, Ross, Spizzo, Thomas and Vargo and Ms. Ogilvie for re-election to the Board at this Annual Meeting. Set forth below is certain information about the Directors nominated by the Board for re-election at this Annual Meeting, including the skills and qualifications considered by the Governance & Nomination Committee and the Board of Directors in advancing these nominations.

GREGORY E. HYLAND Age: First Became a Ferro Director: Committee Assignments: Skills and Qualifications:

67

2009

Governance & Nomination Committee

Mr. Hyland has comprehensive operations, sales and international experience in multiple industries, offering breadth of knowledge that benefits the Company’s business units. In addition, Mr. Hyland brings to the Board experience from serving as the chairman, chief executive officer and president of another publicly traded company that sells, as Ferro does, into the building and construction industry.

Biographical Information:

On February 1, 2018, Mr. Hyland retired from his position as Executive Chairman of Mueller Water Products, Inc., a leading manufacturer and marketer of products and services used in the transmission, distribution and measurement of water in North America. Prior to assuming the Executive Chairman position in January 2017, Mr. Hyland served as Chairman, President and Chief Executive Officer of Mueller Water Products, Inc., a position he assumed in December 2006 when Walter Industries, Inc. divested that business to its shareholders. From September 2005 until December 2006, Mr. Hyland served as Chairman, President and Chief Executive Officer of Walter Industries, Inc. Prior to that time, Mr. Hyland served as President, U.S. Fleet Management Solutions of Ryder System, Inc. from June 2005 to September 2005 and as Executive Vice President, U.S. Fleet Management Solutions of Ryder from October 2004 to June 2005. Mr. Hyland also has held executive positions with Tyco International and Textron Corporation.

4	Ferro Corporation 2018 Proxy Statement

Proposal One

DAVID A. LORBER* Age: First Became a Ferro Director: Committee Assignments: Skills and Qualifications: *Lead Director

39

2013

Governance & Nomination Committee (Chair)

Compensation Committee

Mr. Lorber has significant financial, investment and real estate industry experience. He also brings to the Board experience in corporate governance and business oversight as a result of having served on other public company boards.

Biographical Information:

Mr. Lorber is a Co-Founder of FrontFour Capital Group LLC, an investment adviser, and has served as a Portfolio Manager since January 2007. He is also a Co-Founder and Principal of FrontFour Capital Corp., an investment adviser. Previously, Mr. Lorber was a Senior Investment Analyst at Pirate Capital LLC, a hedge fund, from 2003 to 2006. He was an Analyst at Vantis Capital Management LLC, a money management firm and hedge fund, from 2001 to 2003 and an Associate at Cushman & Wakefield, Inc., a global real estate firm, from 2000 to 2001.

Mr. Lorber formerly served as a director of Aerojet Rocketdyne Holdings, Inc. (formerly, GenCorp Inc.), a technology-based manufacturer of aerospace and defense products and systems with a real estate segment. Mr. Lorber also formerly served as a director of Huntingdon Capital Corp., a real estate company, and Fisher Communications Inc., a media company acquired by Sinclair Broadcast Group, Inc. in August 2013.

MARRAN H. OGILVIE
Age:	49
First Became a Ferro Director:	2017
Committee Assignments:	Audit Committee Governance & Nomination Committee
Other Public Company Board Directorships:	Four Corners Property Trust, Inc. LSB Industries, Inc. Evolution Petroleum Corporation
Skills and Qualifications:

Ms. Ogilvie has more than 20 years of executive management and financial experience with diverse businesses, including growth-oriented international businesses. She also has significant experience as a director of public company boards.

Biographical Information:

Ms. Ogilvie has served as an Advisor to the Creditors’ Committee for Lehman Brothers International (Europe) Administration since 2008. She was a member of Ramius, LLC, an alternative investment management firm, where she served in various capacities from 1994 to 2009 before the firm’s merger with Cowen Group, including as Chief Operating Officer and General Counsel. Following the merger, Ms. Ogilvie served as Chief of Staff at Cowen Group, Inc. until 2010.

Ms. Ogilvie has served since 2015 as a director of Four Corners Property Trust, Inc., a real estate investment trust, and LSB Industries, Inc., a chemical manufacturing company, and since December 2017 as a director for Evolution Petroleum Corporation, a U.S. petroleum producer.

Ferro Corporation 2018 Proxy Statement	5

Proposal One

ANDREW M. ROSS Age: First Became a Ferro Director: Committee Assignments: Skills and Qualifications:

56

2016

Audit Committee

Governance & Nomination Committee

Mr. Ross has more than 25 years of experience in the pigments and performance additives industry. He has served in a number of senior management positions and has valuable experience in strategic acquisitions. Mr. Ross also has a background in corporate finance.

Biographical Information:

Mr. Ross is the former President of the Pigments and Additives business of Rockwood Holdings, Inc. (“Rockwood”), a performance additives and titanium dioxide business that was sold to Huntsman Pigments in October 2014. Prior to that position, he served in various management roles and led a number of initiatives at Rockwood that significantly increased the sales and profitability of its color pigments business, including several multi-national acquisitions, acquisition integrations, and operational efficiency optimization projects. Mr. Ross’ career has included senior leadership roles in family-owned, private equity-sponsored and publicly traded companies.

ALLEN A. SPIZZO Age: First Became a Ferro Director: Committee Assignments: Other Public Company Board Directorships: Skills and Qualifications:

60

2016

Audit Committee

Compensation Committee

A. Schulman, Inc.

Mr. Spizzo has extensive experience in the specialty chemicals industry. He has served in a number of senior management positions in key corporate functions, including finance, strategic planning, corporate development and investor relations. He also has served on the boards of other publicly traded chemical and materials companies.

Biographical Information:

Mr. Spizzo has been a business and management consultant focused on the chemicals, materials, biotechnology and pharmaceutical industries since November 2008, and he also serves as an investment adviser and asset management trustee. He served as Vice President and Chief Financial Officer of Hercules Incorporated (“Hercules”), a former S&P 500 specialty chemicals company, from March 2004 until the company was sold to Ashland Inc. in November 2008. He served as Vice President, Corporate Affairs, Strategic Planning and Corporate Development of Hercules from July 2002 to March 2004. He served as Vice President, Investor Relations and Strategic Planning of Hercules from 2000 to July 2002. Prior to that, he served in other capacities with Hercules since 1979.

Mr. Spizzo currently serves on the board of directors of A. Schulman, a specialty materials company. He recently served on the board of directors for Global Specimen Solutions, Inc. until its sale in 2017, and served on the board of directors of OM Group, Incorporated until its sale in 2015.

6	Ferro Corporation 2018 Proxy Statement

Proposal One

PETER T. THOMAS Age: First Became a Ferro Director: Other Public Company Board Directorships:	62 2013 Innophos Holdings, Inc.

Skills and Qualifications:

Mr. Thomas brings to the Board a comprehensive understanding of Ferro’s business from his seventeen years with the Company in various positions of executive leadership. His deep knowledge of the business and familiarity with day-to-day operations allow him to contribute critical insight to the Board in shaping and executing Ferro’s strategy.

Biographical Information:

Mr. Thomas was appointed President and Chief Executive Officer of Ferro and was elected to the Board in April 2013 after serving as interim President and Chief Executive Officer since November 2012. Mr. Thomas was elected Chairman of the Board in April 2014.

Prior to his appointment as interim President and Chief Executive Officer, Mr. Thomas served as the Operating Vice President of Ferro’s Polymer and Ceramic Engineered Materials Group, which included its Polymer Additives, Specialty Plastics, Tile Coatings, Porcelain Enamel, and Pharmaceuticals businesses. Mr. Thomas joined Ferro in 2000 as Director of Sales for Polymer Additives. Prior to joining Ferro, Mr. Thomas was Vice President of the Oleochemical-Derivatives business unit for Witco Corporation. He also held positions at Witco Corporation as Vice President of Sales and Global Market Director.

Mr. Thomas also serves as a director of Innophos Holdings, Inc., a leading international producer of specialty ingredient solutions for the food, health, nutrition and industrial markets.

RONALD P. VARGO
Age:	63
First Became a Ferro Director:	2009
Committee Assignments: Other Public Company Board Directorships:	Audit Committee (Chair) Compensation Committee EPAM Systems, Inc. EnerSys
Skills and Qualifications:

Mr. Vargo has extensive experience in treasury, investor relations, business strategy, acquisitions and divestitures, finance, and operations in global corporations. In addition, Mr. Vargo has served in senior management positions at publicly traded companies, including as the chief financial officer of two publicly traded companies, ICF International and Electronic Data Systems.

Biographical Information:

Mr. Vargo served as Vice President and Chief Financial Officer of ICF International, a leading provider of consulting services and technology solutions to government and commercial clients, from April 2010 until May 2011. Prior to joining ICF International, Mr. Vargo served as the Executive Vice President and Chief Financial Officer of Electronic Data Systems (“EDS”) and served as a member of the EDS Executive Committee. Mr. Vargo joined EDS in 2004 as Vice President and Treasurer and was promoted to Chief Financial Officer in 2006. Before joining EDS, Mr. Vargo served as Corporate Treasurer and Vice President of Investor Relations at TRW Inc., now part of Northrop Grumman, until 2003. He began his career with General Electric in 1976 and also served in numerous leadership positions at BP plc (“BP”) and the Standard Oil Company, which was acquired by BP.

Mr. Vargo also serves as a director of EPAM Systems, Inc., a global IT services provider, and EnerSys, a global leader in stored energy solutions for industrial applications.

Ferro Corporation 2018 Proxy Statement	7

Proposal One

Each of the nominees has agreed to stand for re-election. While we have no reason to believe that any of these nominees will be unable or unwilling to serve at the time of the 2018 Annual Meeting, in the unlikely event that any of them does not stand for re-election, the shares represented by proxy at the 2018 Annual Meeting may be voted for the election of a substitute nominee named by the Board.

Board Composition

Presented below is a depiction of the expected independence and tenure of our Board of Directors immediately following the 2018 Annual Meeting, assuming the election of the nominees named in the proxy statement.

Board of Directors Diversity

The Board of Directors encourages a diversity of backgrounds among its members and has a corporate governance principle in place demonstrating its commitment to the consideration of diversity in identifying director nominees. The Board considers candidates with significant direct or indirect experience that will provide the Board of Directors as a whole with the talents, skills, diversity and expertise to serve the long-term interests of the Company and its shareholders.

Vote Required for Approval

The seven nominees who receive the greatest number of votes cast by the shares present, in person or by proxy, and entitled to vote at the meeting will be elected Directors, subject to the Policy of the Board of Directors Relating to Majority Voting. Abstentions and broker non-votes will not be considered as shares voted “for” or “withheld” in the election of nominees.

If you return a proxy card without giving specific voting instructions, then your shares will be voted “FOR” the election of Messrs. Hyland, Lorber, Ross, Spizzo, Thomas and Vargo and Ms. Ogilvie.

If you hold your shares in “street name” and do not provide specific voting instructions to the bank or broker or do not obtain a proxy from such bank or broker to vote those shares, then your shares will not be voted in the election of Directors.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of each of Messrs. Hyland, Lorber, Ross, Spizzo, Thomas and Vargo and Ms. Ogilvie. Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

8	Ferro Corporation 2018 Proxy Statement

Independence Independent Non-Independent BXP % of independent directors: XX% S&P 500 % of independent directors: XX% 1 6 Tenure 0-5 years 6-9 years 5 Directors 2 Directors Ut enim average tenure: X.X years Nemo enim average tenure: X.X years # of Directors 0 1 2 3 4 5

Proposal One

Board Meetings and Attendance

During 2017, the Board met 8 times. Each Director attended at least 75% of the total number of Board and committee meetings held during his or her tenure, with the exception of Mr. Hyland who was confronted with certain health issues during 2017 that precluded his full participation. In accordance with Ferro’s Corporate Governance Principles, the Directors are encouraged to attend the Annual Meetings of Shareholders. All of the Directors then in office, except for Mr. Hyland, attended the 2017 Annual Meeting.

Ferro Corporation 2018 Proxy Statement	9

Corporate Governance

CORPORATE GOVERNANCE

Corporate Governance

The Board of Directors and management believe that good corporate governance enhances investor confidence and increases shareholder value. Key attributes of Ferro’s corporate governance include:

✓	The Board follows, both formally and informally, corporate governance principles designed to ensure that the Board, through its membership, composition and committee structure, is able to provide informed, competent and independent oversight of the Company;

✓	Only one Board member is a Company executive;

✓	The non-management members of the Board, all of whom are independent, regularly meet without the presence of management;

✓	The Audit Committee, Compensation Committee, and Governance & Nomination Committee regularly meet without the presence of management;

✓	All of the non-management members of the Board and all members of the Audit Committee, Compensation Committee, and Governance & Nomination Committee are independent under Ferro’s Guidelines for Determining Director Independence, which meet guidelines or exceed the independence standards set forth by the New York Stock Exchange (“NYSE”);

✓	Directors are elected annually;

✓	The Board has adopted a majority voting policy for uncontested elections that requires a Director to tender his or her resignation if he or she does not receive a majority of votes “FOR” his or her election;

✓	Each committee of the Board has a charter that clearly defines the committee’s roles and responsibilities and is annually reviewed;

✓	All Directors, officers and employees are responsible for complying with Ferro’s policies on business conduct and ethics;

✓	The Board has implemented a Clawback Policy authorizing the Compensation Committee to recoup incentive-based compensation resulting from a material misstatement of financial results;

✓	The Company has adopted proxy access to enable eligible shareholders to nominate, and include in the Company’s proxy statement, Director nominees;

✓	Ferro has a hotline available to all employees and the Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls and auditing matters, to encourage employees to report questionable activities to the legal department and Audit Committee;

✓	Ferro’s internal audit function maintains critical oversight over key areas of Ferro’s business and financial processes and controls, and reports directly to the Audit Committee;

✓	Ferro’s independent registered public accounting firm reports directly to the Audit Committee;

✓	The Compensation Committee’s compensation consultant does not provide any services to Ferro other than those provided to the Compensation Committee;

✓	Ferro has established procedures for shareholders to communicate directly and confidentially with the Lead Director or the non-management Directors;

✓	A majority portion of Director fees is paid in deferred stock units, which must be held until the Director ceases to serve on the Board;

✓	Each Director on the Board owns shares of Common Stock or Common Stock equivalents;

10	Ferro Corporation 2018 Proxy Statement

Corporate Governance

✓	Each Director on the Board and each member of the Board committees annually assesses the Board’s and Board committees’ execution of their responsibilities and oversight; and

✓	Each Director is assessed by fellow Board members regarding his or her performance and contributions on the Board.

Corporate Governance Principles

The Board has adopted Corporate Governance Principles, which are available on Ferro’s website (www.ferro.com) and are intended to ensure that Ferro’s Director qualifications, committee structure and overall Board processes facilitate good corporate governance and independent oversight of the Company’s management.

Director Independence

The Board has adopted formal Guidelines for Determining Director Independence, which are available on Ferro’s website (www.ferro.com). The purpose of these Guidelines is to assist the Board in its evaluation of and determination regarding the independence of members of the Board. The Guidelines meet or exceed the independence standards set forth in section 303A of the NYSE listing standards, and the Board has determined that all Directors and Director nominees, other than Mr. Thomas, recommended by the Board qualify as “independent” under such Guidelines.

Majority Voting Policy

The Board has adopted the Policy of the Board of Directors Relating to Majority Voting (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, in the event of an uncontested election — an election in which the number of nominees for Director does not exceed the number of Directors to be elected — where a nominee for Director receives more votes “withheld” from his or her election than votes “for” his or her election, such Director is expected to tender to the Governance & Nomination Committee his or her resignation as a Director. The Governance & Nomination Committee of the Board will then consider the resignation tendered and recommend to the Board whether to accept or reject it. If the Board rejects the Director’s resignation, the Director will continue to serve for the remainder of his or her term and until his or her successor is duly elected, or his or her earlier death, resignation or removal. If the Board accepts the Director’s resignation, then the Board in its sole discretion may fill any resulting vacancy or may decrease the number of Directors comprising the Board. The Governance & Nomination Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that they consider appropriate.

Ferro Corporation 2018 Proxy Statement	11

Corporate Governance

Board Committees

The Board of Directors has an Audit Committee, Compensation Committee and Governance & Nomination Committee. Copies of the charters for each of the committees are posted on the Company’s website (www.ferro.com), under “Investor Relations” and are available to any stockholder in hard copy upon request to the Company. Information regarding the committees is set forth in the following table:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE & NOMINATION COMMITTEE

Responsibilities:

The Committee is responsible for:

•  oversight of the integrity of Ferro’s financial statements

•  oversight of compliance with legal and regulatory requirements relating to Ferro’s financial reports

•  the appointment, retention and oversight of Ferro’s independent registered public accounting firm

•  oversight of the performance of the internal audit function

•  oversight of the enterprise risk management function

Responsibilities:

The Committee is responsible for:

•  recommending policies for the compensation of Directors

•  setting the compensation of the Senior Management Committee

•  oversight of management’s administration of significant employee compensation and benefit plans

Responsibilities:

The Committee is responsible for:

•  recommending to the Board nominees for election as Directors

•  recommending to the Board criteria and qualifications for new Board members

•  recommending to the Board the composition and chair of each committee

•  overseeing adherence to the Corporate Governance Principles adopted by the Board

Independence: Each Committee member is independent under NYSE listing standards and as such term is defined in Rule 10A-3(b)(1)

Independence:

Each Committee member is independent under NYSE listing standards, a “non-employee director” as defined in Section 16(b) of the Securities Exchange Act of 1934 and an “outside director” as defined in Section 162(m) of the Internal Revenue Code

Independence: Each Committee member is independent under NYSE listing standards
Members*: Ronald P. Vargo, Chair Marran H. Ogilvie Andrew M. Ross Allen A. Spizzo	Members: Richard J. Hipple, Chair David A. Lorber Allen A. Spizzo Ronald P. Vargo	Members: David A. Lorber, Chair Richard J. Hipple Gregory E. Hyland Marran H. Ogilvie Andrew M. Ross
Number of meetings 2017: 8	Number of meetings in 2017: 4	Number of meetings in 2017: 4

*	Each member of the Audit Committee has the requisite financial literacy required under section 303A of the NYSE listing standards to serve on the Audit Committee. All four members of the Audit Committee qualify as “audit committee financial experts,” as defined in section 407 of the Sarbanes-Oxley Act and the SEC’s rules under that statute, and offered to be designated as such. The Board has designated Mr. Vargo as the “audit committee financial expert.” (Mr. Vargo’s biography is on page 7.)

12	Ferro Corporation 2018 Proxy Statement

Corporate Governance

Director Nomination Process

The Governance & Nomination Committee reviews the credentials of potential Director candidates (including potential candidates recommended by shareholders), conducts interviews, and makes formal recommendations to the Board for the annual and any interim election of Directors. In making its recommendations, pursuant to the Company’s Corporate Governance Principles, the Governance & Nomination Committee considers a variety of factors, including skills, independence, background, experience, diversity, and compatibility with existing Board members. The Governance & Nomination Committee may also consider such other factors as it deems appropriate and in the best interests of the Company and its shareholders.

The Governance & Nomination Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If any Board member is of retirement age or does not wish to continue in service, or if the Governance & Nomination Committee or the Board decides not to nominate a member for re-election, then the Committee considers the desired skills and experience that it would like Director candidates and the Board as a whole to have in light of the criteria outlined above. The Governance & Nomination Committee considers potential Director candidates that may be recommended by the Board, senior management, shareholders and consultants. All candidates, regardless of the source of the recommendation, are considered in the same manner.

The Governance & Nomination Committee considered each Director’s leadership experience, specific industry or manufacturing experience, and familiarity with global operations. The Directors hold or have held executive officer positions or serve or have served on boards of directors in organizations that have provided them experience in operations, management, risk management, governance and leadership development. The Board and the Governance & Nomination Committee believe that these skills and qualifications, combined with diverse backgrounds and the ability to work in a positive and collegial fashion, benefit Ferro and Ferro’s shareholders by creating a strong and effective Board.

The Governance & Nomination Committee will consider candidates for the Board who are recommended by shareholders in accordance with the provisions in the Company’s Amended and Restated Code of Regulations (“Code of Regulations”). Shareholder recommendations must be submitted in writing to: Secretary, Ferro Corporation, 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124 USA, not less than 90 nor more than 120 calendar days prior to the first anniversary of the date of the preceding year’s annual meeting of shareholders. The recommendation notice should include the information required by the Company’s Code of Regulations, including, but not limited to, (a) certain biographical and share ownership information concerning the nominee and the shareholder proponent, (b) a description of any arrangements between the shareholder proponent (and certain affiliates) and any other person or entity with respect to the nomination, including the nominee, and (c) a written consent of the nominee to serve as a Director of the Company, if elected, and a representation regarding the nominee’s voting commitments or actions as a Director, as well as that the nominee will comply with the Company’s corporate governance and other policies, principles and guidelines. The Company may also require a candidate to furnish additional information regarding his or her eligibility and qualifications.

Board Leadership Structure

Ferro’s Board leadership structure consists of a combined CEO and Chairman of the Board, along with an independent Lead Director. Ferro believes that a combined CEO and Chairman of the Board role is appropriate because it provides an efficient and effective leadership structure for Ferro. It promotes alignment between the Board and management on Ferro’s strategic objectives, facilitates effective presentation of information to enable the Board to fulfill its responsibilities, and allows for productive and effective Board meetings.

Ferro’s non-management Directors, all of whom are independent, meet at regularly scheduled executive sessions several times each year. These sessions are chaired by the Lead Director. Neither the CEO nor any other member of management attends these sessions except in limited circumstances if requested by the Directors. Following each executive session, the Lead Director or the other non-management Directors share with the CEO or other members of senior management such observations, comments or concerns as the Lead Director and the other non-management Directors deem appropriate. Mr. Lorber, the Chair of the Governance & Nomination Committee, currently serves as the Lead Director.

Ferro Corporation 2018 Proxy Statement	13

Corporate Governance

The independent Directors have access to Ferro management as they deem necessary or appropriate, consistent with the Company’s Corporate Governance Principles. In addition, the Chairs of the Audit Committee, Governance & Nomination Committee, and Compensation Committee meet periodically with members of senior management.

The Board examines the Company’s corporate governance policies and leadership structure on an ongoing basis.

Board’s Role in Risk Management Oversight

The Board provides oversight of the Company’s risk management through its review of risks associated with the Company’s operations and strategic initiatives, both as a Board, and, as appropriate, through Board committees.

The Audit Committee has the central role in risk management oversight on behalf of the Board. The Board receives periodic reports from the Audit Committee with respect to its discussions with management regarding Ferro’s assessment and management of risks, any major risk exposures and steps management has taken to monitor and control such exposures, and Ferro’s use of certain financial instruments. Management uses an enterprise risk management process to identify, assess, manage and mitigate risks to the Company. The CEO, Chief Financial Officer (“CFO”), head of Internal Audit and General Counsel of the Company each periodically report to the Audit Committee with respect to risk management. In addition, the CFO and the Treasurer each periodically report to the Audit Committee with respect to financial risk management and Ferro’s use of certain financial instruments. With respect to risk related to compensation matters, the Compensation Committee considers, in establishing and reviewing Ferro’s executive compensation program, whether the program encourages unnecessary or excessive risk-taking. The Compensation Committee also periodically provides reports to the Board regarding compensation-related risks. The Goverance & Nomination Committee addresses risk issues related to the structure, operation, and composition of the Board and its committees. The Governance & Nomination Committee periodically provides reports to the Board on such matters.

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14	Ferro Corporation 2018 Proxy Statement

Corporate Governance

Shareholder Engagement

We believe that a tenet of good corporate governance is healthy interaction with our shareholders to understand the issues important to them. Our management team regularly engages with shareholders on a number of topics, including our corporate strategy and performance and corporate governance. In addition, we communicate with shareholders through quarterly earnings calls, press releases, analyst meetings and investor conferences.

During 2017, members of our management team met with our top 20 largest shareholders, who collectively own over 60% of our outstanding shares, to discuss our business strategy and solicit their views on other matters of interest to them.

Other Corporate Governance Measures

Ferro has adopted a series of policies dealing with business conduct and ethics. These policies apply to all Ferro Directors, officers and employees. A summary of these policies may be found on Ferro’s website (www.ferro.com), and the full text of the policies is available in print, free of charge, by writing to: Secretary, Ferro Corporation, 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124 USA. The Audit Committee is responsible for the review of the Company’s legal and ethical policies. The Audit Committee must approve any exception or waiver to these policies. In addition, a description of any exception, amendment or waiver to these policies with respect to the CEO, the CFO and the Company’s principal accounting officer, controller or persons performing similar functions will be posted on the Company’s website within four business days following the date of the exception, amendment or waiver. Ferro also maintains a hotline, which allows employees throughout the world to report confidentially violations of the Company’s legal and ethical conduct policies, consistent with local legal requirements and subject to local legal limitations. In addition, the Governance & Nomination Committee is responsible for reviewing and approving any related party transactions. Any shareholder or other interested party that wishes to communicate directly and confidentially with the Lead Director or the non-management Directors as a group may contact the non-management Directors at the following website: www.ferrodirectors.com. The non-management Directors will handle such communications with appropriate confidentiality.

Ferro Corporation 2018 Proxy Statement	15

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership by Directors and Executive Officers

Ferro encourages share ownership by its Directors and executive officers and has ownership guidelines as described in the Executive Compensation Discussion & Analysis. The information below shows beneficial ownership of Common Stock by (i) each current Director and the nominees for re-election, (ii) each executive officer named in the Summary Compensation Table on page 31 below, and (iii) all current Directors and current executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares of Common Stock. The information set forth below is as of March 15, 2018.

	Shares of Common Stock Owned Directly or Indirectly	Shares of Common Stock Underlying Options or Deferred Stock Units Exercisable Within 60 Days of Record Date	Total Shares of Common Stock	Percentage of Outstanding Common Stock
Directors
Richard J. Hipple(1)	49,800	29,100	78,900	*
Gregory E. Hyland(1)	42,700	29,100	71,800	*
David A. Lorber(1)	38,528	29,100	67,628	*
Marran H. Ogilvie(1)	2,000	2,400	4,400	*
Andrew M. Ross(1)	2,000	9,900	11,900	*
Allen A. Spizzo(1)	0	9,900	9,900	*
Peter T. Thomas(2)	484,893	663,600	1,148,493	1.36%
Ronald P. Vargo(1)	45,700	29,100	74,800	*
Officers Named in Summary Compensation Table
Benjamin Schlater(2)	7,940	11,500	19,440	*
Mark H. Duesenberg(2)	168,631	248,067	416,698	*
10 Directors and Executive Officers as a Group(3)	842,192	1,061,767	1,903,959	2.26%

*	Less than 1 percent.

(1)	Amounts reported include shares held on behalf of each Director under the Ferro Director Deferred Compensation Plan because the Directors have the ability to direct the voting of shares held in such plan. Amounts reported include 29,100 in the case of Messrs. Hipple, Hyland, Lorber, and Vargo, 2,400 in the case of Ms. Ogilvie and 9,900 in the case of Messrs. Ross and Spizzo, deferred stock units that would be converted into shares of Common Stock if the Director ceased to serve as a Director; however, the deferred stock units have no current voting rights.

(2)	Shares of Common Stock reported above do not include (i) 39,700, 30,130 and 244,180 restricted share units awarded to Messrs. Duesenberg, Schlater and Thomas, respectively, (ii) 57,300, 45,500 and 327,300 performance share units awarded to Messrs. Duesenberg, Schlater and Thomas, respectively, or (iii) 151,155 “phantom” shares held for the accounts of Messrs. Duesenberg, Schlater and Thomas in the Supplemental 401(k) Plan.

(3)	Shares reported above do not include 314,010 restricted share units awarded to the executive officers, 430,100 performance share units awarded to the executive officers or 151,155 “phantom” shares held for the accounts of the executive officers in the Supplemental 401(k) Plan.

16	Ferro Corporation 2018 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

Stock Ownership by Other Major Shareholders

The following table sets forth information about each person known by us to be the beneficial owner of more than 5% of Ferro’s outstanding Common Stock.

Name and Address of Beneficial Owner	Nature and Amount of Beneficial Ownership (Shares of Common Stock)	Percentage of Outstanding Common Stock
Mario J. Gabelli and related entities(1) One Corporate Center Rye, New York 10017	10,062,875	11.92%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	7,102,819	8.42%
Wellington Management Company LLP(3) 280 Congress Street Boston, Massachusetts 02210	6,101,561	7.23%
BlackRock, Inc.(4) 55 East 52nd Street New York, New York 10055	5,437,831	6.44%

(1)	We obtained the information regarding the share ownership of Mario J. Gabelli and related entities from the Schedule 13D/A filed November 7, 2017, by Gabelli Funds, LLC, Teton Advisors, Inc., GAMCO Asset Management Inc., Mario J. Gabelli, GGCP, Inc., GAMCO Investors, Inc. and Associated Capital Group, Inc., which reported sole voting power as to 9,668,475 shares of Common Stock and sole dispositive power as to 10,062,875 shares of Common Stock.

(2)	We obtained the information regarding share ownership from the Schedule 13G/A filed February 9, 2018, by The Vanguard Group, which reported sole voting power as to 162,645 shares of Common Stock, shared voting power as to 11,900 shares of Common Stock, sole dispositive power as to 6,935,474 shares of Common Stock and shared dispositive power as to 167,345 shares of Common Stock as of December 31, 2017.

(3)	We obtained the information regarding share ownership of Wellington Management Company LLP and related entities from the Schedule 13G filed February 8, 2018, by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP, which reported sole voting power as to 0 shares of Common Stock, sole dispositive power as to 0 shares of Common Stock, shared voting power as to 3,512,276 shares of Common Stock and shared dispositive power as to 6,101,561 shares of Common Stock.

(4)	We obtained the information regarding share ownership from the Schedule 13G/A filed January 29, 2018, by BlackRock, Inc., which reported sole voting power as to 5,219,411 shares of Common Stock and sole dispositive power as to 5,437,831 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish Ferro with copies of all Section 16(a) forms they file.

To Ferro’s knowledge, based solely on review of the copies of such reports furnished to Ferro, during the fiscal year ended December 31, 2017, or with respect to such fiscal year, all Section 16(a) filing requirements were met.

Ferro Corporation 2018 Proxy Statement	17

Executive Compensation Discussion & Analysis

EXECUTIVE COMPENSATION DISCUSSION & ANALYSIS

This Executive Compensation Discussion & Analysis (CD&A) is intended to provide investors with an understanding of our compensation policies and a description of the process by which the Company, through its Compensation Committee, set the compensation of its Chief Executive Officer, Chief Financial Officer and the other member of the Senior Management Committee for 2017, each a “named executive officer”:

Mr. Thomas	President and CEO
Mr. Schlater	Vice President & Chief Financial Officer
Mr. Duesenberg	Vice President, General Counsel and Secretary

Executive Summary

Ferro is a company that has undergone significant transformation over the last few years. Through successful execution of its “Value Creation Strategy,” Ferro divested non-core businesses, acquired strategic businesses, changed its culture, and has become a focused and fundamentally stronger business. Today, Ferro is a leading functional coatings and color solutions company with dramatically improved profitability.

Ferro now is a leader in its core markets and is on a pathway of growth. Organic growth has been revitalized and, in four years, the Company has completed over a dozen acquisitions, including Dip-Tech Ltd., S.P.C. Group s.r.l. and Smalti per Ceramiche, s.r.l., Gardenia Quimica S.A., and Endeka Group in 2017. The improved financial performance resulting from successful execution of the Value Creation Strategy became more apparent in 2016 and 2017, as revenue, gross profit, and pre-tax income all increased relative to the prior year.

In 2017, Ferro launched phase four of its Value Creation Strategy: dynamic innovation and optimization. In this phase, Ferro is focused even more intensely on innovative products and services that address customer needs and align with broader macro-economic trends and on optimization initiatives that improve the way we do business and drive efficiencies throughout our operations.

How Ferro Has Improved from 2013 to Today

In 2013, the Company announced its Value Creation Strategy, which would transform Ferro from a diversified specialty chemicals company to a focused functional coatings and color solutions company. The Value Creation Strategy has centered on:

1) streamlining operations and reducing operating cost;

2) divesting underperforming and non-core businesses; and

3) pursuing high-value growth opportunities.

The objective was to narrow the Company’s focus to enable it to leverage its strengths. These strengths include:

1) business platforms that share core competencies such as color innovations, glass technology, application science, particle engineering know-how and formulation customization;

2) shared manufacturing infrastructures and processes across business platforms;

3) leadership positions in niche markets; and

4) the ability to collaborate with customers to offer customized formulations.

Execution of the first phase of the plan, which included implementing cost reduction measures and eliminating inefficiencies, significantly improved the Company’s profitability through improved gross profit and reduced Selling, General and Administrative (“SG&A”) expense. In the second phase of the strategy, the Company divested five non-core businesses during 2013 and 2014, which resulted in decreased revenue in the short term but enabled the Company to focus on the businesses reflecting its core strengths. The divestitures also generated cash to position the Company to acquire higher-growth, higher-margin businesses in the third phase of the strategy.

18	Ferro Corporation 2018 Proxy Statement

Executive Compensation Discussion & Analysis

Over the period 2014-2017, the Company completed more than a dozen acquisitions that complement its core businesses, provide attractive margins, and improve its capabilities in important growth markets. The businesses that Ferro acquired are adding to the top line, while also improving profit margins and earnings. The Company has achieved sustained organic growth over the past 18 months, with growth in product lines across the Company’s portfolio.

Management’s successful execution of the Value Creation Strategy has resulted in a more focused company with greater operational efficiency and an emphasis on core competencies that distinguish it competitively. As a result, on a continuing business and constant currency basis, adjusted gross profit margin increased from 25.7% in 2013 to 30.4% in 20172 and adjusted EBITDA increased from $100.8 million in 2013 to $234.2 million in 20173.

Set forth below are the key components of each phase of our Value Creation Strategy.

Phase One
✓ Operating efficiencies
✓ Cost reductions
✓ Improved gross profit and decreased SG&A expense
Phase Two
✓ Exited five non-core, less profitable business units resulting in decreased revenue, gross profits and operating profit in the short term
✓ Simplified the company to focus on businesses with strong market positions
✓ Cash generation for third phase of strategy
✓ More coherent portfolio
Phase Three
✓ Multiple acquisitions that complement core businesses, provide attractive margins, and improve capabilities in important growth markets
✓ Re-energized organic growth
✓ Focus on product innovation with 15% of revenue attributable to new products introduced within the last three years
Phase Four
Current Phase: Dynamic innovation and optimization
✓ Innovation aligned to trends and customer needs
✓ More balanced organic and inorganic growth
✓ On-going optimizations to drive efficiency

[2]	Gross profit margin has been adjusted to exclude several one-time items that impacted earnings and that have been adjusted out of the reported results. Please see reconciliation included in Appendix A.
[3]	Adjusted EBITDA is a non-GAAP measure. Please see reconciliation included in Appendix A.

Ferro Corporation 2018 Proxy Statement	19

Executive Compensation Discussion & Analysis

The Compensation Committee of the Board regularly monitors compensation relative to the market. The Committee recognized that the CEO’s target compensation rose above the 50th percentile of market pay, which the Compensation Committee generally targets for executive compensation. The Committee chose not to penalize the CEO by reducing his compensation when he was successfully leading the Company’s execution of its Value Creation Strategy. In setting compensation for Mr. Thomas for 2017, the Compensation Committee determined not to make any increase to his base salary, target bonus or long-term incentives from the prior year levels, thereby bringing his compensation closer to the market, but still providing the opportunity for appropriate reward for strong performance. As the Company’s size changes, the Committee will continue to monitor the relative positioning of our CEO’s and Named Executive Officers’ (“NEOs”) pay and adjust or not adjust accordingly while considering factors beyond just market pay, i.e., including strategy execution, performance, retention and attraction of talent.

Say-on-Pay

The Compensation Committee considered the most recent “say-on-pay” shareholder advisory vote held in April 2017 regarding the NEOs compensation to be supportive of the Company’s pay practices. Approximately 97% of shareholder votes cast were in favor of the executive officer compensation as described in our proxy statement. The Company has achieved an average 95% of votes cast in favor of the executive officer compensation over the past five years. The Compensation Committee considered the outcome of the most recent “say-on-pay” vote and the views of shareholders shared with management and concluded that neither suggested a need for consideration of any significant changes to compensation practices at this time.

Components of Compensation and Alignment between Compensation and Performance

Base Salary: An executive’s base salary is cash compensation that is generally not at risk and is paid to the executive regardless of the performance of the Company in a particular year.

Annual Incentive Plan (“AIP”): The AIP enables executives to be rewarded for Company performance and shareholder returns. It is structured to deliver incentive payouts at the 50th percentile of the competitive market for achievement of target financial performance. The Committee may adjust AIP performance results to account for certain special charges in exceptional or extraordinary circumstances where the effects of the charges are auditable. At the Committee’s discretion, AIP payments earned by the CEO and each executive officer related to established financial goals may be adjusted upward or downward by as much as 20% to reflect individual performance in a given year.

20	Ferro Corporation 2018 Proxy Statement

Executive Compensation Discussion & Analysis

For 2017, the bonus was determined by EBITDA (70% weighting), budgeted net sales growth (20%), and strategic goals (10%) as described on page 25, based on the budget in the annual operating plan approved by the Board of Directors. Measuring strategic objectives ensures the overall performance of the Company is considered before awards are made. The entire annual bonus is subject to recoupment (“clawback”).

Actual results for the AIP financial metrics were above target for EBITDA and budgeted net sales growth. Consequently, annual cash compensation paid to executive officers for 2017 was above individual target levels and generally was above market median, consistent with the plan design of delivering rewards that are above market median for performance that is above targeted results.

The Company structured the AIP with the intent of satisfying the conditions of Section 162(m) of the Internal Revenue Code such that AIP payments earned in fiscal year 2017 do not count toward the limitation on the tax deductibility of compensation under Section 162(m). Funding for AIP is formulated and is a function of Gross Profit. In 2017, the maximum amount available to pay to our NEOs was 1.5% of Gross Profit, defined as net sales less total cost of sales, for the fiscal year ended December 31, 2017. The maximum award for Mr. Thomas, as the Chief Executive Officer, was 55% of this pool, and the maximum amount that could be paid to each of the remaining NEOs, other than Mr. Schlater whose compensation was not subject to Section 162(m) in 2017, was 15% of the pool. In addition, individual annual award amounts are limited to $4 million as provided in the 2013 Omnibus Incentive Plan.

Long-Term Incentive (“LTI”): A substantial portion of annual compensation is in the form of long-term incentives. In aggregate, long-term incentives comprise 40%-60% of annual pay, as described on page 40. LTI consists of three forms of awards:

•	50%: Performance Share Units

•	30%: Stock Options

•	20%: Restricted Share Units

This design ensures that the majority of compensation and the net worth of senior executives are linked to the performance of the Company stock and resulting shareholder returns. For the annual long-term incentive awards both performance share units and restricted share units have a three-year cliff vesting and the stock options have a three-year ratable vesting. The restricted share units are subject to an additional two-year holding period upon vesting, at the end of which the shares of Common Stock are distributed and federal income taxes paid. All stock options have a maximum term of ten years.

Further reinforcing the pay for performance relationship and the financial goals associated with the growth phase of the Company’s Value Creation Strategy, the metrics chosen for the performance share unit grants for the 2017-2019 period were three-year average adjusted free cash flow from continuing operations on invested capital, and cumulative gross profit; each weighted at 50%. The goals for the 2017-2019 performance period include a TSR Modifier, based on Ferro’s three-year TSR compared with the TSR for the Specialty Chemicals Index for that period. If Ferro’s TSR is at or above the 75th percentile, the payout based on achievement of the financial goals will be increased by 20%. If Ferro’s TSR is at or below the 25th percentile, the payout based on achievement of the financial goals will be decreased by 20%. At the end of the vesting period and only if the performance conditions have been met, the executives will receive one-half of the award value in non-forfeitable shares of the Company’s Common Stock, including the nominal amount of dividends paid on earned performance share units, if any, and the remaining one-half award value in cash.

Consistent with the methodology followed in 2016, the number of shares granted on February 15, 2017 was calculated based on the average closing stock price during the prior calendar month. The use of an average stock price mitigates the possibility that a significant one-day change in stock value will have a material impact on the number of stock options or share awards granted. For grants made on February 15, 2017, the average closing price during the month of January 2017 used to determine the awards was $14.49 and the actual grant date share price reported in the Summary Compensation Table (“SCT”) was $14.27.

Ferro Corporation 2018 Proxy Statement	21

Executive Compensation Discussion & Analysis

Best Practices of the Executive Compensation Program

In addition to its pay for performance character, the integrity of the Company’s executive compensation program is reinforced by the following:

What We Do	What We Don’t Do
✓ The compensation program rewards executives for the long-term, sustainable value creation of the Company.	✗ Our bonus plans are performance-based and do not include any minimum payment levels.

✓ Restricted share units granted to executive officers generally vest three years from the date of grant and, once vested, are subject to an additional two-year holding period.	✗ Executive officers do not receive perquisites such as financial counseling, tax preparation, company cars, club memberships, personal use of company aircraft or other allowances.

✓ 50% of long-term incentives are explicitly performance-based, while another 30% are based on share appreciation above the option exercise price.	✗ Non-qualified plans do not provide for any premium or guaranteed investment returns.

✓ Executive officers are subject to stock ownership guidelines of five times salary for the CEO, three times salary for the CFO and two times salary for other executive officers.	✗ No employees or directors are permitted to hedge their equity-based compensation awards or the value of the securities they hold.

✓ The 2013 Omnibus Incentive Plan incorporates a double-trigger provision for vesting of equity awards in the event of a change in control.	✗ Our award plans and policies prohibit re-pricing or backdating of awards.

✓ A Clawback Policy authorizes the Compensation Committee to recoup incentive-based compensation resulting from a material misstatement of financial results.	✗ Change-in-control agreements entered into after 2009 do not provide tax gross-ups.

✓ The Compensation Committee reviews on an annual basis comprehensive tally sheets, illustrating the total compensation for the most recent two years for each executive officer.	✗ Dividends may accrue on our performance share units and restricted share units, but are paid only when and to the extent the underlying award is earned and vested.

✓ No executive officer is covered by an employment agreement. A severance policy provides for payments consistent with market practices of peer companies.	✗ We do not have any defined benefit pension or supplemental executive retirement plan benefits, or “above-market” interest on deferred compensation.

✗ We do not engage in compensation programs that create undue risk.

Executive Compensation Philosophy and Guiding Principles

Ferro is committed to the following guiding principles in the design of its executive compensation program.

•	Attract, Retain, and Align: Provide a total compensation opportunity that will attract and retain an experienced and high-performing senior management team and direct their efforts toward the achievement of the Company’s financial goals and generation of shareholder value;

•	Reward Achievement: Maintain a strong “pay for performance” character by aligning rewards with proven financial results and changes in shareholder value so that exceptional achievement generates pay that is above market medians and performance below target yields compensation that is below market median; and

22	Ferro Corporation 2018 Proxy Statement

Executive Compensation Discussion & Analysis

•	Remain Competitive: Target aggregate expenditures for each compensation element generally at the 50th percentile of competitive market practices, which includes a custom peer group as well as a general industry group comprised of companies with comparable revenues. In addition to market practices, factors such as experience, performance, future potential, internal equity and attraction of talent also are considered in establishing compensation.

Oversight of Executive Compensation

•	Compensation Committee: The Compensation Committee of the Board is responsible for establishing, implementing and monitoring adherence to the Company’s compensation philosophy for the CEO and the other members of the Senior Management Committee. The Committee sets the compensation of the Company’s executive officers, recommends to the Board compensation for the Directors and oversees management’s administration of the other significant employee compensation and benefit plans. In carrying out its oversight responsibilities, the Committee is supported by an independent executive compensation consultant and management as further described below. The Committee has the sole authority to retain (and terminate) any consultants used to evaluate the Company’s executive management compensation.

•	Management: Management of the Company supports the Committee in its assessment of executive compensation, implements decisions made by the Committee and ensures the Company’s compensation plans are administered in accordance with the provisions of the plans. The CEO and the Vice President of Human Resources participate in an advisory capacity in the Committee’s meetings, including the annual compensation review in February each year, provide the Committee with data and analyses and make recommendations with respect to awards to members of the Senior Management Committee, excluding the CEO. The Committee makes its decisions with respect to the compensation of the CEO in executive session, without the presence of management.

•	Independent Compensation Consultant: The Committee has retained Exequity LLP, an independent compensation consultant (the “Compensation Consultant”), to advise on executive compensation matters. The Compensation Consultant reports directly to the Committee and provides expertise to the Committee and management on the design of appropriate executive compensation plans, analysis of the effectiveness of existing plans and the market-competitiveness of base salary, annual incentive levels and long-term incentive awards. The Compensation Consultant also provides advice to the Committee and management on the competitive elements of the pay program for non-employee Directors. The Compensation Consultant did not provide any additional services to the Company during 2017. In connection with its engagement of the Compensation Consultant, the Committee conducted a conflict of interest assessment and found that no conflicts of interest exists.

Executive Compensation Peer Group

For compensation decisions made in February 2017, the Compensation Consultant provided competitive market data for both a custom peer group and a 40-company general industry group.

The companies comprising the custom peer group were selected based on factors including company size (e.g., revenues, market capitalization and employees), products, end-use markets and degree of global operations. The annual revenues for the peer group companies generally ranged from one-half to two times the Company’s annual revenues, and these companies overlapped significantly with the Company’s businesses and end-use markets.

Data for the custom peer group comes from the Equilar database and, for companies not reporting the information to Equilar, from proxy disclosures. Data from the custom peer group and general industry group were used to identify competitive base salaries, annual incentive targets, target total cash compensation, long-term incentives and total direct compensation (cash compensation plus long-term incentives) for the CEO and other executive officers. These competitive pay levels served as a basis for the Committee’s annual review of the Company’s pay programs. The Committee considered this information in establishing base salaries, annual incentive targets and long-term incentive awards. The Committee approves all pay decisions related to the NEOs and other members of the Senior Management Committee, if any.

Ferro Corporation 2018 Proxy Statement	23

Executive Compensation Discussion & Analysis

The general industry group represents companies from a broader range of industries, and is composed of 20 companies with revenues higher and 20 companies with revenues lower than the Company. The Compensation Consultant provides this list of companies and their pay practices to the Committee. Pay practices for the general industry group, all of which are reported to the Equilar database, establish a secondary reference point to confirm the validity of the findings from the custom peer group proxy statement analysis, and provide a broader perspective on compensation practices across the market within which the Company competes for senior executives.

The peer group approved at the Committee’s June 2016 meeting was used as a factor in making February 2017 compensation decisions.

Chemtura Corporation	Minerals Technologies Inc

Compass Minerals International Inc	NewMarket Corporation

HB Fuller Company	OMNOVA Solutions Inc

Hexcel Corporation	Quaker Chemical Corporation

Innophos Holding Inc	Rayonier Advanced Materials Inc

Innospec Inc	Sensient Technologies Corporation

Koppers Holdings Inc	Stepan Company

Kraton Performance Polymers Inc	Tronox Limited

2017 Executive Compensation Decisions

At its February 15, 2017 meeting, the Committee reviewed the current levels of pay for the executive officers. The Committee considered the competitive market data provided by the Compensation Consultant for base salary, annual incentive targets and long-term incentive awards, the recommendations of the CEO, and the experience, tenure and performance of each executive.

Below are the base salary target AIP decisions:

Executive	Base Salary Increase	Target AIP Changes
Mr. Thomas	No increase; $913,200	No change; 100%
Mr. Schlater	3.0% increase; $412,000	Increase from 60% to 65%
Mr. Duesenberg	3.0% increase; $422,300	No change; 65%

The Committee also approved long-term incentive grants to Mr. Thomas, Mr. Schlater and Mr. Duesenberg comprised of restricted share units, stock options and performance share units. In determining the size of long-term incentive award grants, the Committee evaluated competitive market data and discussed other relevant factors including the experience and retention of the NEOs, and the strategic direction of the Company. The Committee concluded that it would keep long-term incentive award calculated values consistent with 2016 award calculated values. The Committee established the goals for vesting of the performance share units for the 2017-2019 performance period, as discussed on page 26.

24	Ferro Corporation 2018 Proxy Statement

Executive Compensation Discussion & Analysis

At its meetings in February 2017, the Committee reviewed the Company’s performance compared to the goals for determining payouts for the 2017 AIP. Actual results at the corporate level were as follows:

.

(1)	EBITDA is calculated as operating profit plus the depreciation and amortization included in operating profit. One-time charges, including restructuring, impairment charges and discontinued operations are excluded from operating profit. For divestitures made during 2017, actual results will be measured through the date of divestiture and budgeted performance assumed for the remainder of the year. Acquisitions made in 2017 are excluded from the calculation. The calculation will be made on a 2016 constant currency basis relative to the approved budget.

(2)	Budgeted Net Sales Growth is calculated as year over year change in net sales on a 2016 constant currency basis relative to the approved budget. For divestitures made during 2017, actual results will be measured through the date of divestiture and budgeted performance assumed for the remainder of the year. Acquisitions made in 2017 are excluded from the calculation.

The Committee also reviewed performance related to the Company’s strategic goals. Reference page 20.

Based upon the financial results, the achievements related to the strategic goals of the Company and discussion of each executive officer’s contributions during 2017, the Committee determined that each of the executive officers would receive an AIP payout at the calculated performance score of 142.2% as follows:

Executive	AIP payout
Mr. Thomas	$1,298,600
Mr. Schlater	$380,800
Mr. Duesenberg	$390,300

Ferro Corporation 2018 Proxy Statement	25

Executive Compensation Discussion & Analysis

The Committee also reviewed the results for the goals established for performance share unit grants awarded in February 2015 for the 2015-2017 performance period:

.

Total number of shares earned, 172.8% of the amount awarded, was based on achievement of the 2017 Return on Invested Capital at 142.9% of target; achievement of the 2017 Gross Margin at 162.5% of target and the application of the 20% TSR Modifier. Actual payouts are shown below.

(1)	Return on Invested Capital (ROIC) is the ratio of 2017 adjusted tax-affected operating income (excluding charges and precious metal lease expenses) to average invested capital during 2017. Invested capital is equal to total equity plus net debt. Total equity is measured by the value on the consolidated balance sheet. Total debt is equal to balance sheet short-term plus long-term debt plus pension liability plus the value of precious metal leases less cash (including precious metal collateral). Average invested capital is equal to the total of invested capital at the end of fourth quarter 2016 and each quarter of 2017 with the sum divided by five. Acquisitions will be excluded in the year the acquisition is completed but included for any subsequent years of the performance period.

(2)	Gross Margin dollars are net sales less cost of sales.

Based on the results, the following payouts were made to executive officers:

	50% Delivered in # Shares	50% Delivered in Cash
Mr. Thomas	107,308	$2,582,903.56
Mr. Schlater	7,940	$191,115.80
Mr. Duesenberg	18,748	$451,264.36

Additional Information Concerning Executive Compensation

Use of Tally Sheets

In 2017, the Compensation Committee reviewed comprehensive tally sheets illustrating the total compensation for the most recent two years for each NEO and the compensation and benefits payable upon termination, including voluntary termination, involuntary separation, and change in control.

26	Ferro Corporation 2018 Proxy Statement

Executive Compensation Discussion & Analysis

Stock Ownership Guidelines

Ferro has maintained stock ownership guidelines for its Directors and executive officers since 1998, reinforcing one of the key objectives of the Company’s pay program, i.e., the alignment of pay with the interests of shareholders. The guidelines are reviewed and updated periodically to support their intended purpose. The current guidelines, updated in December of 2015, require the CEO to achieve target ownership of five times base salary, the CFO to achieve target ownership of three times base salary, and other executive officers to achieve target ownership of two times base salary. Newly hired executives have five years to achieve their target ownership levels. The Company’s NEOs meet or exceed the established guidelines with the exception of Mr. Schlater, who has five years from the date on which he assumed the Vice President & Chief Financial Officer position to meet the stock ownership guideline for that position.

Shares of Common Stock deemed to be owned by each executive officer include shares owned outright with no restrictions, restricted share grants, restricted share unit grants, shares owned in the 401(k) Plan, and shares deemed to be invested in Common Stock through the Deferred Compensation Plan and Supplemental 401(k) Plan.

Retirement Benefits

In previous years, the Company offered its employees a defined benefit plan known as the Ferro Corporation Retirement Plan (the “DB Plan”) and, for executive employees, a supplemental defined benefit program, known as the Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees (the “Supplemental DB Plan”). The DB Plan and the Supplemental DB Plan provided employees annuity payments in retirement according to pre-determined formulas. The plans were frozen as to new participants effective July 1, 2003 and no additional accruals have been made since 2006. Mr. Thomas, who was hired prior to July 1, 2003, is the only executive officer who has earned a benefit under the DB Plan and the Supplemental DB Plan.

Consequently, the primary retirement benefits for executive officers are a qualified defined contribution 401(k) plan, called the Ferro Corporation 401(k) Plan (the “401(k) Plan”), and its companion non-qualified defined contribution plan, called the Ferro Corporation Supplemental Defined Contribution Plan for Executive Employees (the “Supplemental 401(k) Plan”). Eligible earnings include both the base salary and AIP award amounts. The Supplemental 401(k) Plan primarily provides participants with Company contributions that would have been made to their 401(k) and basic pension contribution accounts under the 401(k) Plan were it not for tax law limitations. The Supplemental 401(k) Plan allows participants the option of a deemed investment in either Common Stock or the stable asset fund under the 401(k) Plan. No premium or guaranteed investment return is provided.

Deferred Compensation Plan

Executive officers are eligible to participate in the Ferro Corporation Deferred Compensation Plan for Executive Employees (the “Deferred Compensation Plan”). There are no executive officers participating in the Deferred Compensation Plan at this time and no executive officer has a balance in the Deferred Compensation Plan. Deferrals under the plan have been suspended since 2010.

Change in Control Agreements

For many years, the Board has recognized that there is always a possibility of a fundamental change in the Company’s ownership and control through a “change in control.” Any such threatened or actual change in control would create uncertainties and raise questions that could result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. In light of these facts, the Board determined that appropriate steps needed to be taken to reinforce and encourage the continued attention and dedication of members of the Company’s management to their assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control. Consequently, the Company has entered into change in control agreements with each of the executive officers. Change in control agreements do not include an excise tax gross-up or a modified single trigger provision, except for those agreements entered into prior to 2010, and only one NEO has a grandfathered agreement. For additional information on payments to executive officers as a result of a change in control, see the discussion under Termination and Change in Control Payments beginning on page 39.

Ferro Corporation 2018 Proxy Statement	27

Executive Compensation Discussion & Analysis

Deductibility of Executive Compensation

Section 162(m) of the Code, as in effect prior to the adoption in December 2017 of The Tax Cuts and Jobs Act (the “TCJA”), limits the deductibility of certain compensation in excess of $1 million earned by specified executive officers of publicly held companies unless such excess compensation meets the requirements for an exception for performance-based compensation. The LTIP contains the provisions necessary to potentially qualify certain awards under the LTIP under the Section 162(m) exception and preserve the tax deductibility to the Company of compensation paid to executives under the plan. Stock options and performance share units previously granted are intended to qualify as performance-based compensation, but restricted stock units, which vest solely on the passage of time, do not qualify as performance-based compensation. The AIP has been structured to potentially provide for Section 162(m) tax deductibility. Historically, the Committee has granted performance-based compensation intended to preserve the deductibility of those payments. The TCJA eliminated the performance-based compensation exception, so that for 2018 all compensation paid to specified executive officers in excess of $1 million will be nondeductible (except for any amounts that qualify as performance-based that have been grandfathered pursuant to the written binding contract transition rule under the TCJA). The Compensation Committee intends to evaluate the impact of the adoption of the TCJA on Section 162(m) and our compensation practices.

Mitigation of Excessive Risk-Taking

Executive Compensation Recoupment Policy

The Compensation Committee has approved and implemented a formal compensation Clawback Policy. The policy allows the recovery of compensation from certain current and former key employees, including executive officers, in the event that Ferro is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements and the employees willfully committed an act of fraud, dishonesty or recklessness that contributed to Ferro’s obligation to prepare the accounting restatement.

Compensation Policies and Practices as Related to Risk Management

In 2017, the Compensation Committee conducted its annual risk assessment of the compensation policies and practices covering executive and non-executive employees. The Compensation Committee evaluated the levels of risk-taking to determine whether they are appropriate in the context of long-term value creation and viability, the overall compensation arrangements, and the Company’s overall risk profile. The Compensation Committee concluded that the Company has a balanced pay for performance executive compensation program that does not encourage excessive risk-taking and the Company does not maintain compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Anti-Hedging Policy

The Company has a policy against short sales of Ferro securities, and hedging or monetization activities involving Ferro securities, including but not limited to, equity swaps, collars, exchange funds and prepaid variable forward contracts. In addition, none of the Directors or executive officers is party to any pledge arrangements with respect to their stock holdings.

Compensation Committee Interlocks and Insider Participation

During 2017, no officer or employee of Ferro served as a member of the Compensation Committee, nor were there any interlocking relationships (as described in Item 407(e)(4) of SEC Regulation S-K) between members of the Compensation Committee and Ferro.

28	Ferro Corporation 2018 Proxy Statement

Executive Compensation Discussion & Analysis

Compensation Committee Report

The Compensation Committee has reviewed and discussed with Ferro’s management the Compensation Discussion & Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Respectfully submitted,

Richard J. Hipple, Chair

David A. Lorber

Allen A. Spizzo

Ronald P. Vargo

CEO Pay Ratio

We are providing the following information about the ratio of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer, Peter Thomas, pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K:

For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than Mr. Thomas), was $38,145;

•	the annual total compensation of Mr. Thomas, as reported in the Summary Compensation Table on page 31, was $5,472,401; and

•	based on this information, for 2017 the ratio of the annual total compensation of Mr. Thomas to the median of the annual total compensation of all employees was 144 to 1.

We are a global company with consolidated subsidiaries in over 30 countries. Approximately 86% of our employees are located outside of the United States, with many in lower cost jurisdictions. We compete for talent locally and have different compensation structures depending on the location and the nature of the business operations conducted at each of our locations (e.g. research and development, manufacturing, sales, etc.).

The following describes how we identified the median of the annual total compensation of all our employees, as well as the annual total compensation of the “median employee,” including the methodology and the material assumptions, adjustments, and estimates that we used.

We determined that, as of December 31, 2017, we had 5,682 employees, as disclosed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2018 (our “Annual Report”). We included approximately 600 employees of companies we acquired during 2017.

Because of the different elements of compensation in different jurisdictions, we believe base salary, which is a fixed and primary element of compensation, is an appropriate measure to determine the median employee. We maintain base salary information for all employees, and we converted salaries to U.S. dollars to determine the median employee. We did not make any cost-of-living adjustments in identifying the median employee. Based on this methodology, we determined that our median employee is a production worker in France with a base salary of $26,710.

Once we identified the median employee, we calculated that employee’s annual total compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $38,145. The difference between such employee’s wages and overtime pay and the employee’s annual total compensation represents the estimated value of such employee’s seniority allowance, extra hour pay and shift allowance, but does not include state sponsored health and retirement benefits.

Ferro Corporation 2018 Proxy Statement	29

Executive Compensation Discussion & Analysis

We did not make any adjustments to the annual total compensation figure for Mr. Thomas as shown in the summary compensation table on page 31 to calculate the reported ratio of the annual total compensation of Mr. Thomas to the median of the annual total compensation of all employees.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

30	Ferro Corporation 2018 Proxy Statement

2017 Executive Compensation

2017 EXECUTIVE COMPENSATION

The following table shows the elements of compensation paid or earned during the last three years to the Chief Executive Officer, the Chief Financial Officer and the Company’s other executive officer as of December 31, 2017:

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
		$	$	$	$	$	$	$	$
Peter T. Thomas President and Chief Executive Officer	2017	913,200	—	2,067,723	895,158	1,298,600	18,796	278,924	5,472,401
	2016	913,200	—	2,126,400	913,644	1,210,900	1,933	227,861	5,393,938
	2015	890,950	—	2,144,187	915,269	820,600	—	290,269	5,061,275
Benjamin Schlater Vice President and Chief Financial Officer	2017	412,000	—	345,334	149,556	380,800	—	46,696	1,334,386
	2016	351,354	—	230,062	98,978	221,800	—	188,988	1,091,181

Mark H. Duesenberg Vice President, General Counsel and Secretary	2017	422,300	—	361,031	156,816	389,300	—	85,589	1,416,036
	2016	410,000	—	372,480	159,900	353,400	—	67,244	1,363,024
	2015	400,000	—	374,832	160,364	221,000	—	81,076	1,237,272

(1)	Salary. The amounts in this column consist of salary actually paid. For a description of the base salary rate in this column relating to 2017, see the Executive Compensation Discussion & Analysis beginning on page 18 above.

(2)	Bonus. The amounts in this column generally consist of guaranteed payments as bonuses of which none were awarded in the years shown.

(3)	Stock Awards. The amounts reported in this column are based on restricted share unit and performance share unit awards made under the LTIP to the executive officers listed in this table. The amount in this column for Mr. Thomas with respect to 2017 includes a February grant of 103,500 performance share units and 41,400 restricted share units. See the Executive Compensation Discussion & Analysis beginning on page 18. The amount in this column for Mr. Thomas with respect to 2016 includes a February grant of 158,200 performance share units and 63,300 restricted share units. The amount in this column for Mr. Thomas with respect to 2015 includes a February grant of 124,200 performance share units and 49,700 restricted share units. The amounts in this column reflect the aggregate grant date fair value of awards to the executive officers listed in this table in 2017, 2016, and 2015, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) FASB Accounting Standards CodificationTM (“ASC”) Topic 718, Compensation — Stock Compensation. With respect to the performance share units awarded, these values are based upon the probable outcome of the relevant performance goals. The valuation methodology used to calculate the figures in this column is described in footnote 13 (Stock-Based Compensation) in the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. For a description of the Company’s restricted share, restricted share unit and performance share unit awards, see the Executive Compensation Discussion & Analysis beginning on page 18 above. See also Grants of Plan-Based Awards on page 33 relating to stock awards made in 2017.

(4)	Option Awards. The amounts reported in this column are based on stock option awards made under the LTIP equal to the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The valuation used to calculate the figures in this column is described in footnote 12 (Stock-Based Compensation) of the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. For a description of the Company’s stock option awards, see the Executive Compensation Discussion & Analysis beginning on page 18 above. See also Grants of Plan-Based Awards on page 33 relating to stock awards made in 2017.

(5)	Non-Equity Incentive Plan Compensation. The amounts in this column consist of any AIP payments based primarily on predetermined financial measurements relating to the year indicated. For a discussion of the AIP, see the Executive Compensation Discussion & Analysis beginning on page 18 above.

(6)

Change in Pension Value and Non-Qualified Deferred Compensation Earnings. Amounts in this column include the change in value under the Company’s defined benefit pension plans: the DB Plan and the Supplemental DB Plan. Mr. Thomas is the only executive officer listed in this table who is eligible for a benefit under the DB Plan or the Supplemental DB Plan because he was hired before July 1, 2003, when the plan was frozen to new entrants. He did not accrue any additional benefits after March 31, 2006 when the plans were frozen as to

Ferro Corporation 2018 Proxy Statement	31

2017 Executive Compensation

future benefit accruals. Consequently, the changes in pension value listed in this table for Mr. Thomas, relating to 2017, 2016, and 2015 are due to the changes in present value factors, which are required to be updated each year. The measurement periods for 2017, 2016, and 2015 are the 12-month periods ending December 31, 2017, 2016, and 2015, respectively. For additional information regarding these plans, please see the Executive Compensation Discussion & Analysis beginning on page 18 above and Post-Employment Compensation on page 37 below.

(7)	All Other Compensation. The amounts in this column for 2017 include (a) Company matching contributions and the basic pension contribution under the 401(k) Plan, (b) supplemental Company matching contributions and the supplemental basic pension contribution under the Supplemental 401(k) Plan, (c) amounts taxable to each of the named executives relating to group term life insurance under Internal Revenue Code Section 79, and (d) 2015 relocation costs for Mr. Schlater:

(a) and (b)	The 2017 amounts in this column include Company contributions made under the 401(k) Plan and the Supplemental 401(k) Plan, regardless of the vesting status of those contributions. Company contributions under the 401(k) Plan and the Supplemental 401(k) Plan vest 20% for each year of service, with full vesting after five years of service. For a description of the 401(k) Plan and the Supplemental 401(k) Plan, see the Executive Compensation Discussion & Analysis beginning on page 18 above.

Each executive received the following company matching contribution and the basic pension contribution under the 401(k) Plan as of December 31, 2017: Mr. Thomas $28,805, Mr. Schlater $10,756, and Mr. Duesenberg $25,798. As of December 31, 2017, Mr. Thomas and Mr. Duesenberg were each 100% vested in their respective 401(k) Plan accounts, and Mr. Schlater was 40% vested.

Each executive received the following company matching contribution and the supplemental basic pension contribution under the Supplemental 401(k) Plan as of December 31, 2017: Mr. Thomas $243,283, Mr. Schlater $34,992, and Mr. Duesenberg $57,877. As of December 31, 2017, Mr. Thomas and Mr. Duesenberg were each 100% vested in their respective Supplemental 401(k) Plan accounts, and Mr. Schlater 40%.

(b)	The Company provides U.S. salaried and certain hourly employees with group term life insurance coverage. The Company provides one times base salary (or, if greater, $50,000) of coverage (up to a maximum of $1 million of coverage) at no charge to the employee, and the employee can elect to pay for more coverage. Internal Revenue Code Section 79 requires that a certain portion of employer-paid life insurance coverage be included in gross income for federal income tax purposes. The 2017 amounts in this column include the taxable amount of the group term life insurance coverage.

32	Ferro Corporation 2018 Proxy Statement

2017 Executive Compensation

Grants of Plan-Based Awards

The following table sets forth information regarding 2017 awards under the AIP and under the LTIP, i.e., awards of performance share units, restricted share units and stock options to each of the executives and former executives named in the Summary Compensation Table:

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock	All Other Options	Exercise or Base Price of Option Awards(6)	Grant Date Fair Value of Stock and Option Awards(7)
			Performance Share Units(3)	Restricted Share Units(4)	Stock Options(5)
	Date	$	Shares	Shares	Shares	Shares	Shares	$/Share	$
Peter T. Thomas
AIP Threshold		228,300
AIP Target		913,200
AIP Maximum		1,826,400
PS Threshold	2/15/17		25,875						369,236
PS Target	2/15/17		103,500						1,476,945
PS Maximum	2/15/17		20,700						2,953,890
Restricted Share Units	2/15/17			41,400					590,778
Stock Options	2/15/17				123,300			14.27	895,158
Mark H. Duesenberg
AIP Threshold		68,624
AIP Target		274,495
AIP Maximum		548,990
PS Threshold	2/15/17		4,525						64,572
PS Target	2/15/17		18,100						258,287
PS Maximum	2/15/17		36,200						516,574
Restricted Share Units	2/15/17			7,200					102,744
Stock Options	2/15/17				21,600			14.27	156,816
Benjamin Schlater
AIP Threshold		66,950
AIP Target		267,800
AIP Maximum		535,600
PS Threshold	2/15/17		4,325						61,718
PS Target	2/15/17		17,300						246,871
PS Maximum	2/15/17		34,600						493,742
Restricted Share Units	2/15/17			6,900					98,463
Stock Options	2/15/17				20,600			14.27	149,556

(1)	This column contains the possible payouts under the AIP. See Executive Compensation Discussion & Analysis beginning on page 18 above for a discussion of the AIP. For the 2017 AIP, 90% is based on the achievement of financial metrics, while 10% is based on achievement of strategic personal performance goals. The AIP target percentages for 2017 are multiplied by the executive’s base annual salary rate and assume an achievement of 100% on financial metrics and strategic personal performance goals to arrive at the target amount in this table. The AIP target percentages for 2017 are 100% for Mr. Thomas, 65% for Mr. Schlater, and 65% for Mr. Duesenberg. The AIP threshold reflects 25% of the applicable target percentage and the AIP maximum reflects 200% of the applicable target percentage. The actual payout of the AIP for 2017 appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 31 above. See the Executive Compensation Discussion & Analysis beginning on page 18 above for more information on the 2017 AIP.

(2)	The equity plan-based awards granted to executive officers in 2017 were performance share units, restricted share units and stock options. See the Executive Compensation Discussion & Analysis beginning on page 18 above for a discussion of plan-based awards.

(3)	The amounts reported in this column represent the number of performance share units granted in 2017 under the LTIP that would be earned assuming performance achievement at threshold (25%), target (100%) and maximum (200%). No exercise price or other consideration is paid by the executive officers with respect to performance share unit awards. The measurement period for performance share unit awards is the three-year period beginning January 1, 2017 and ending December 31, 2019. See the Executive Compensation Discussion & Analysis beginning on page 18 above for a discussion of performance share units.

Ferro Corporation 2018 Proxy Statement	33

2017 Executive Compensation

(4)	The amounts reported in this column represent restricted share units awarded to each executive officer in 2017 under the LTIP. No exercise price or other consideration is paid by the executive officers with respect to restricted share unit awards. These restricted share units vest three years after the grant date and are subject to a two-year holding period after vesting. In the case of death, disability or change in control combined with certain termination of employment, restricted share units become 100% vested and will be delivered to the executive officer or, in the case of death, the applicable beneficiary. See the Executive Compensation Discussion & Analysis beginning on page 18 above for a discussion of restricted share units.

(5)	The amounts in this column are the number of underlying stock options awarded to each executive officer in 2017 under the LTIP. The options have a maximum term of ten years, vest evenly at one-third per year on each annual anniversary of the grant date and fully vest at three years. In the case of death, retirement, disability or change in control combined with certain termination of employment, the options become 100% vested and exercisable for the remainder of their applicable term. See the Executive Compensation Discussion & Analysis beginning on page 18 above for a discussion of stock options.

(6)	The amounts reported in this column is the per share exercise price of the stock options, which represents the closing price on the NYSE for the Company’s Common Stock on the date of grant.

(7)	The amounts reported in this column were calculated as follows: (i) for performance share units granted on February 15, 2017, the grant date value of $14.27 per share was multiplied by the number of performance share units awarded; (ii) for restricted share units granted on February 15, 2017, the grant date value of $14.27 per share was multiplied by the number of restricted share units awarded; and (iii) for stock options granted on February 15, 2017, the grant date value of $7.26 per option was multiplied by the number of stock options. The performance share unit awards and the restricted share unit awards are valued at the closing market price of Ferro’s Common Stock on the date of the grant reduced by the discounted value of expected interest on the dividends associated with these shares. The fair value of each stock option on the grant date is determined using the Black-Scholes option pricing method, as further described on page 84 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. See also footnotes 3 and 4 to the Summary Compensation Table on page 31 above.

34	Ferro Corporation 2018 Proxy Statement

2017 Executive Compensation

Outstanding Equity Awards, Option Exercises and Vesting of Stock Awards

The following table sets forth information with respect to each of the executives and former executives named in the Summary Compensation Table regarding vested and unvested options and stock awards held as of December 31, 2017:

Outstanding Equity Awards

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options That Are Exercisable	Number of Securities Underlying Unexercised Options That Are Not Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	Shares	Shares	Shares	$	Date	Shares	$	Shares	$
Peter T. Thomas(2)
Stock Options	20,033	0		1.37	02/25/19
Stock Options	45,000	0		8.25	02/25/20
Stock Options	38,000	0		15.16	02/24/21
Stock Options	45,500	0		6.84	02/23/22
Stock Options	68,800	0		5.29	02/21/23
Stock Options	98,800	0		7.02	04/24/23
Stock Options	95,300	0		13.09	02/20/24
Stock Options	71,533	35,767		12.33	02/18/25
Stock Options	61,900	123,800		9.60	02/17/26
Stock Options	0	123,300		14.27	02/15/27
Restricted Share Units						49,700	1,172,423
Restricted Share Units						63,300	1,493,247
Restricted Share Units						41,400	976,626
Performance Share Units								124,200	2,929,878
Performance Share Units								158,200	3,731,938
Performance Share Units								103,500	2,441,565
Ben Schlater (3)
Stock Options	0	3,247		11.97	09/01/25
Stock Options	0	9,266		9.60	02/17/26
Stock Options	0	3,066		13.35	9/1/26
Stock Options	0	20,600		14.27	2/15/27
Restricted Share Units						8,354	197,071
Restricted Share Units						3,676	86,717
Restricted Share Units						4,700	110,873
Restricted Share Units						1,500	35,385
Restricted Share Units						6,900	162,771
Performance Share Units								9,190	216,792
Performance Share Units								11,900	280,721
Performance Share Units								3,800	89,642
Performance Share Units								17,300	408,107
Mark H. Duesenberg(4)
Stock Options	17,000	0		21.28	09/17/18
Stock Options	35,000	0		1.37	02/25/19
Stock Options	35,000	0		8.25	02/25/20
Stock Options	32,300	0		15.16	02/24/21

Ferro Corporation 2018 Proxy Statement	35

2017 Executive Compensation

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options That Are Exercisable	Number of Securities Underlying Unexercised Options That Are Not Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	Shares	Shares	Shares	$	Date	Shares	$	Shares	$
Stock Options	36,100	0		6.84	02/23/22
Stock Options	57,300	0		5.29	02/21/23
Stock Options	16,700	0		13.09	02/20/24
Stock Options	12,533	6,267		12.33	02/18/25
Stock Options	10,834	21,666		9.60	02/17/26
Stock Options	0	21,600		14.27	02/15/27
Restricted Share Units						8,700	205,233
Restricted Share Units						11,100	261,849
Restricted Share Units						7,200	169,898
Performance Share Units								21,700	511,903
Performance Share Units								27,700	653,443
Performance Share Units								18,100	426,979

(1)	Shares listed in this column are restricted share awards made under the 2013 LTIP (which vests three years after the grant date). The value of the actual payout will be the number of shares times the closing share price on the NYSE of Common Stock on the date prior to the payout date; however, the value set forth in the table is based on the closing share price on the NYSE of Common Stock as of December 31, 2017.

(2)	Mr. Thomas’s unvested option awards reported in the table vest as follows: for grant date 2/18/15: 35,767 vest on 2/18/18; for grant date 2/17/16: 61,900 vest on 2/17/18 and 61,900 vest on 2/17/19; for grant date 2/15/17: 41,100 vest on 2/15/18, 41,100 vest on 2/15/19 and 41,100 vest on 2/15/20.

(3)	Mr. Schlater’s unvested option awards reported in the table vest as follows: for grant date 9/01/15: 3,247 vest on 9/01/18; for grant date 2/17/16: 4,633 vest on 2/17/18 and 4,633 vest on 2/17/19; for grant date 9/01/16: 1,533 vest on 9/01/18 and 1,533 vest on 9/01/19; for grant date 2/15/17: 6,867 vest on 2/15/18, 6,866 vest on 2/15/19 and 6,867 vest on 2/15/20.

(4)	Mr. Duesenberg’s unvested option awards reported in the table vest as follows: for grant date 2/18/15: 6,267 vest on 2/18/18; for grant date 2/17/16: 10,833 vest on 2/17/18 and 10,833 vest on 2/17/19; for grant date 2/15/17, 7,200 vest on 2/15/18, 7,200 vest on 2/15/19 and 7,200 vest on 2/15/20.

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2017 Executive Compensation

The following table sets forth for each of the executives named in the Summary Compensation Table the exercises of stock options and an estimate of the vesting of stock awards under the Company’s LTIP during the fiscal year ended December 31, 2017:

Option Exercises and Stock Vested

	Option Awards		Stock Awards(1)
Name	Common Stock Acquired on Exercise	Value Realized on Exercise	Common Stock Acquired on Vesting	Value Realized on Vesting
	Shares	$	Shares	$
Peter T. Thomas	25,000	139,238	233,652	4,340,382
Benjamin Schlater	12,663	154,926	0	0
Mark H. Duesenberg	8,000	21,760	36,438	533,184

(1)	The number of shares listed in these columns is the total number of restricted share units that vested during 2017 but remain subject to a holding period.

Post-Employment Compensation

The following table sets forth the accumulated benefits under the DB Plan and the Supplemental DB Plan (collectively, the “DB Program”) for each of the executives named in the Summary Compensation Table:

Pension Benefits

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
		Years	$	$
Peter T. Thomas(1)	DB Plan	7.0833	370,939	0
	Supplemental DB Plan	7.0833	152,020	0
Benjamin Schlater	—	—	—	—
Mark H. Duesenberg	—	—	—	—

(1)	These amounts reflect Mr. Thomas’s accumulated present values of his benefit under the DB Plan and his benefit under the Supplemental DB Plan, each as of the applicable measurement date of December 31, 2017, used for financial reporting purposes for the 2017 fiscal year. Mr. Thomas is fully vested in his DB Program benefit because he has more than the required five years of service for vesting purposes. His credited service is limited to 7.0833 years due to the freeze of the DB Program on March 31, 2006 (including a freeze on credited service used to calculate the amount of his benefits under the DB Program). The “Present Value of Accumulated Benefit” was calculated based on certain assumptions made by the Company’s actuaries, including those regarding discount rate and mortality, which are consistent with DB Program disclosures. As a result of the differences in assumptions and methodology between the SEC’s rules for disclosure and the terms of the Supplemental DB Plan (which involve different calculation dates, interest rates and mortality assumptions), the present value of Mr. Thomas’s accumulated benefits in this table is not the same as the present value of his Supplemental DB Plan benefits that actually would have been paid to him under the terms of the Supplemental DB Plan using the measurement date of December 31, 2017. In addition, Mr. Thomas’s DB Plan benefit will not be payable to him in the form of a lump sum.

Under the DB Program, an eligible participant who retires at age 65 with at least 30 years of service will receive a monthly benefit equal to 50% of the monthly average of the participant’s highest five consecutive calendar years of compensation (which includes base salary and certain incentive payouts), reduced for 50% of the monthly primary social security benefits. Benefits are subject to reduction for service of less than 30 years and for commencement prior to age 65 (age 60 for certain eligible elected officers). Service in excess of 30 years is not taken into account for accrual of retirement benefits. DB Plan benefits are payable in a life annuity form with 120 monthly payments

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2017 Executive Compensation

guaranteed (“Life Annuity”). Depending on the outcome of a participant’s benefit calculations, and consistent with the plan document and Internal Revenue Code Section 409A, Supplemental DB Plan benefits may be payable in a Life Annuity and/or those benefits may be commuted and paid in one or two lump sum payments. Furthermore, the benefits payable under the Supplemental DB Plan to an eligible participant are conditioned upon the execution of, and compliance with, a non-competition, non-solicitation, non-disparagement and confidentiality agreement.

The Company’s United States defined benefit pension program for salaried and certain hourly employees was significantly changed in 2003 and 2006. Effective July 1, 2003, new hires were not eligible for participation in the DB Program. In addition, effective March 31, 2006, benefits accrued for active employees who were participating in the DB Program were frozen. (This freeze did not affect the benefits of then-current retirees, former employees or employees hired on or after July 1, 2003.) Beginning April 1, 2006, the affected employees joined salaried and certain hourly employees in the United States who were hired on or after July 1, 2003, in receiving an additional basic pension contribution each year from the Company under the 401(k) Plan, and as executives, they are also eligible to receive the supplemental basic pension contribution under the Supplemental 401(k) Plan.

Messrs. Schlater and Duesenberg, each of whom was hired after June 30, 2003, were never eligible for participation in the DB Program. Of the executives listed in the Summary Compensation Table, only Mr. Thomas participated in these plans during 2017 because he was hired before July 1, 2003. See the Change in Pension Value and Non-qualified Deferred Compensation Earnings column of the Summary Compensation Table on page 31 above for information regarding the change in value of Mr. Thomas’s benefits under the DB Program for 2017.

Non-Qualified Deferred Compensation

The following table sets forth information regarding non-qualified deferred compensation plans for 2017 with respect to each of the executives and former executives named in the Summary Compensation Table:

Non-Qualified Deferred Compensation

Name	Executive’s Contributions	Company’s Contributions(1)	Aggregate Earnings(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2017(3)
	$	$	$	$	$
Peter T. Thomas	—	243,283	993,531	—	2,774,321
Benjamin Schlater	—	34,992	13,278	—	68,818
Mark H. Duesenberg	—	57,877	260,930	—	722,600

(1)	Amounts in this column are included as part of each executive’s 2017 compensation in the “All Other Compensation” column of the Summary Compensation Table on page 31 above.

(2)	Aggregate Earnings in 2017 consist of deemed gains and/or losses.

(3)	Amounts in this column relating to the Supplemental 401(k) Plan account include any vested and non-vested portions. Company contributions under the Supplemental 401(k) Plan vest 20% for each year of vesting service, with full vesting after five years of vesting service. As of December 31, 2017, Mr. Thomas and Mr. Duesenberg were each 100% vested in their respective Supplemental 401(k) Plan accounts, and Mr. Schlater 40%.

The non-qualified deferred compensation plans in this table consist of the Deferred Compensation Plan and the Supplemental 401(k) Plan. There are no Company Contributions under the Deferred Compensation Plan and, among the executive officers and former executive officer listed in this table, none had an account balance as of December 31, 2017.

Under the Supplemental 401(k) Plan, participants may receive a supplemental matching contribution and/or a supplemental basic pension contribution. These are primarily contributions that would have been made to the account of a participant in the 401(k) Plan but for the application of Federal tax law limitations. In addition, any AIP

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2017 Executive Compensation

payments are included in the calculation of supplemental basic pension contributions. There are no employee contributions under the Supplemental 401(k) Plan. Under the Supplemental 401(k) Plan, each executive officer listed in this table had an account balance as of December 31, 2017.

The Supplemental 401(k) Plan permits participants the option of a deemed investment in either Company Common Stock or the stable asset fund under the 401(k) Plan. During 2017, all of the Company’s contributions under the Supplemental 401(k) Plan were deemed invested in Company Common Stock for the NEOs, and earnings include any deemed dividends, gains and losses. No actual shares of Company Common Stock are held by the Supplemental 401(k) Plan.

Termination and Change in Control Payments

Executive Separation Policy

The Compensation Committee has approved a formal separation policy for certain senior executives, including the CEO. The policy outlines the expected separation payments to certain senior executives if their employment is terminated without “cause” or if an executive officer terminates his or her employment for “good reason.” Under the policy, eligible senior executives will receive the following benefits:

•	A lump sum payment equal to 24 months of salary and target level bonus in the case of the CEO or 18 months of salary and target level bonus for certain other senior executives;

•	A pro-rated bonus for the portion of the year of termination that the executive officer was employed based on actual performance against bonus plan targets;

•	Continuation of health benefits for 24 months for the CEO or 18 months for certain other executive officers; and

•	Outplacement services for 24 months in an amount not to exceed $25,000 in the aggregate for the CEO or 12 months in an amount not to exceed $10,000 in the aggregate for certain other executive officers.

Payments are designed to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Separation benefits under the policy are payable only if (i) the executive officer has executed an agreement for non-competition, non-solicitation, confidentiality, non-disparagement (and, if specified by the Company, arbitration) and a release of all claims (other than those that cannot be waived) that the executive may have against the Company, its officers, fiduciaries, Directors, agents and employees and (ii) the executive agrees to provide reasonable assistance and cooperation with the Company concerning business or legal related matters about which the executive possesses relevant knowledge or information. The Compensation Committee may modify or terminate this policy from time to time; however, any modification or termination will not affect the rights of any executive whose termination or departure preceded such modification or termination.

Additional Termination Payments

While the Executive Separation Policy governs the separation pay and benefits that the Company will provide to executive officers if their employment with the Company terminates under certain circumstances, an executive officer may also receive payments under the AIP, the Supplemental 401(k) Plan, the DB Plan, and the Supplemental DB Plan and the LTIP.

AIP. The AIP provides an executive with an opportunity to earn additional cash compensation based upon the achievement of pre-determined financial goals for the fiscal year. See the Annual Incentive Plan discussion of the Executive Compensation & Discussion Analysis beginning on page 20 above for a discussion of this plan. If an executive’s employment is terminated without “cause” or if an executive officer terminates his or her employment for “good reason,” then the policy will provide for any AIP-related payments. In other termination situations, payment of any AIP is governed by the AIP itself. Under the AIP, if the executive’s employment terminates as a result of retirement or death prior to the end of the year, the executive will receive a prorated AIP payout based on his or her annual rate of base salary at retirement or death, as applicable, and actual AIP results for that year (provided that the executive worked for a minimum of three months during the plan year) or, in other termination situations, the executive will not receive any AIP payment for the year in which his or her employment terminates.

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2017 Executive Compensation

Supplemental 401(k) Plan. The executives are eligible to participate in the Supplemental 401(k) Plan. See Non-Qualified Deferred Compensation on page 38 above for a discussion of this plan. If an executive’s employment terminates for any reason, he or she will receive the portion, if any, of his or her account that had vested prior to January 1, 2005 (plus earnings) soon after the end of the month in which the termination occurs, and any remaining vested portion of his or her account will be paid the first day of the seventh month following the termination of employment. Each executive’s account vests 20% per year, with full vesting upon the completion of five years of employment. Alternatively, the executive’s account fully vests upon attainment of age 65, disability, death or a change in control. If the executive dies on the date of termination or during the six months following termination, the payment will be made as of the date of death. The form of the payment, whether stock or cash, is dependent upon the executive’s election. If his or her employment with the Company terminated as of December 31, 2017, each executive would have been entitled to receive the following amount under the Supplemental 401(k) Plan: Mr. Thomas ($2,774,321), Duesenberg ($722,600) and Mr. Schlater ($27,527).

DB Plan and the Supplemental DB Plan. Mr. Thomas is the only executive named in the Summary Compensation Table who participates in the DB Plan and the Supplemental DB Plan because these plans are available only to executives who were hired prior to July 1, 2003 (when the DB Plan was frozen as to new hires). If Mr. Thomas’s employment terminates, under the Supplemental DB Plan, he would receive the portion, if any, of his benefit under the plans that had vested prior to January 1, 2005 (or he could begin the payment of that benefit in the form of an annuity) soon after the end of the month in which the termination occurs, and any remaining vested portion of his account will be paid in a lump sum the first day of the seventh month following the termination of his employment. If Mr. Thomas’s employment had terminated on December 31, 2017, then his estimated benefit under the Supplemental DB Plan would have been $206,000. In addition, if Mr. Thomas’s employment had terminated on December 31, 2017, he would receive a benefit under the DB Plan in the form of an annuity, with 120 monthly payments guaranteed, beginning as early as January 1, 2018, in the gross amount of $1,753.09 per month (which includes a reduction for early commencement). Benefit Accruals under both the DB Plan and the Supplemental DB Plan (including those of Mr. Thomas) were frozen on March 31, 2006. See Post-Employment Compensation on page 37 for a discussion of these plans.

LTIP. The executives are also eligible to participate in the LTIP. (See the discussion of Long-Term Incentives in the Executive Compensation Discussion & Analysis on page 21 above for a description of the LTIP.) The LTIP allows the Company to award different types of long-term incentives; however, the Compensation Committee has only awarded stock options, performance shares, performance share units, restricted shares and restricted share units. For stock options, if an executive leaves the Company under the Executive Separation Policy or for any reason other than a change in control, death, disability or retirement, he or she has three months to exercise stock options that were vested as of the date of separation and any options that were not vested as of the date of separation from service are forfeited. If there is a change in control (whether or not the executive is terminated) or the executive leaves the Company as a result of death, disability or retirement, all options previously awarded to such executive are fully vested and remain exercisable for the rest of the applicable option exercise period.

Performance share units were granted under the LTIP to certain executives in 2017, 2016, and 2015. If an executive leaves the Company under the Executive Separation Policy or for any reason other than a change in control, death, disability or retirement, then he or she is entitled to the value of the performance share units that have vested for completed performance periods, which will be provided to the executive in the form of a cash payment equal to 50% of the value of the performance share units and the other 50% will be in the form of Common Stock. Any performance share units for any performance period that has not been completed are forfeited. If the executive leaves as a result of death, disability or retirement, the executive will receive prorated vesting of performance share units, if earned, for performance periods that have not been completed as of the date of separation, which will be provided to the executive after the end of the performance period in the form of a cash payment equal to 50% of the value of the performance share units and the other 50% will be in the form of Common Stock.

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Restricted share units were granted under the LTIP to certain executives in 2017, 2016 and 2015. Those restricted share units vest three years from the date of the grant and then are subject to a two-year holding period. If the executive leaves during the three-year vesting period other than due to death, disability or a change in control, then the restricted share units are forfeited. If the executive leaves during the three-year vesting period due to death, disability or a change in control, then the restricted share units will vest and the executive (or, in the case of death, the applicable recipient) will receive the restricted share units. See Executive Compensation Discussion & Analysis on page 18 for a discussion of restricted share units.

Except as expressly provided otherwise in an applicable award agreement or change in control agreement, awards granted under the LTIP since 2014 have a “double trigger” change in control provision, which means that the vesting of awards will not accelerate upon a change in control unless the acquiring company does not assume the awards or, if they are assumed, the acquiring company terminates the participant’s employment within the 24 month period following the consummation of the change in control other than for cause.

The table below shows the estimated value of the payments under the LTIP for each of the executives and the former executives named in the Summary Compensation Table if they had left the Company on December 31, 2017:

Estimated Payments on Termination

Name	Resignation or Termination by the Company (Other Than by Reason of a Change in Control(1) (2)	Retirement(3)	Death or Disability(4)
	$	$	$

Peter T. Thomas
Stock Options	—	4,552,561	4,552,561
Restricted Share Units	1,433,000	—	3,642,296
Performance Share Units	—	3,301,483	3,301,483

Benjamin Schlater
Stock Options	—	—	506,725
Restricted Share Units	—	—	592,817
Performance Share Units	—	—	382,906

Mark H. Duesenberg
Stock Options	—	—	797,109
Restricted Share Units	—	—	636,930
Performance Share Units	—	—	577,897

(1)	Payments for stock options, restricted shares, restricted share units and performance share units upon termination following a change in control are set forth in the Estimated Change in Control Payments table on page 44 below.

(2)	Executives will not receive any payments for stock options in the event of the executive’s resignation or termination by the Company (other than by reason of a change in control) because the executives would not have received accelerated vesting of any stock options. Generally, restricted shares, restricted share units and performance share units are forfeited upon the executive’s resignation or termination by the Company (other than by reason of a change in control).

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2017 Executive Compensation

(3)	The stock option amounts in the retirement column show the value of additional stock options that would have vested for each executive if the executive’s employment had terminated due to retirement and is based on the difference between the closing price of the Company’s Common Stock on December 31, 2017, and the exercise price of in-the-money accelerated stock options. Mr. Thomas is the only officer listed in the table who would have been eligible for accelerated vesting of stock options as he is the only officer who would have been eligible for retirement on December 31, 2017. There is no accelerated vesting of restricted shares and restricted share units upon retirement.

(4)	The stock option amounts in the death or disability column show the value of additional stock options that would have vested for each executive if the executive’s employment had terminated due to disability or death and is based on the difference between the closing price of the Company’s Common Stock on December 31, 2017, and the exercise price of in-the-money accelerated stock options. The restricted share and restricted share unit amounts in this column consist of the restricted shares or restricted share units that are not fully vested on December 31, 2017 which would have received accelerated full vesting upon death or disability on that date. The performance share unit amounts in these columns equal the estimated amounts for the prorated portion of the 2016-2018 and 2017-2019 performance periods valued using the closing share price of the Company’s Common Stock on December 31, 2017, and assuming that the target performance had been obtained.

Change in Control Payments

The Company currently has change in control agreements (the “Change in Control Agreements”) with each of Messrs. Thomas, Schlater and Duesenberg. The purpose of these agreements is to reinforce and encourage each officer’s continued attention and dedication to his or her assigned duties without distraction in the face of solicitations by other employers and the potentially disruptive circumstances arising from the possibility of a change in control of the Company.

In connection with Mr. Thomas’s appointment as the interim President and CEO, the Company agreed to make certain changes to his then-existing change in control agreement. Pursuant to his current change in control agreement, if a change in control of the Company occurs, (a) Mr. Thomas is entitled to a severance payment equal to three times his full year’s compensation (base salary plus bonus at the targeted amount) and continued participation in Ferro’s employee benefit programs for up to 36 months, (b) the agreement uses a definition of “Good Reason,” which does not include a voluntary resignation during the 90-day period commencing on the first anniversary of the change in control, and (c) the agreement does not provide for an excise tax “gross-up;” but instead, provides Mr. Thomas with benefits equal to the greater of (i) the payments under the agreement net of any excise taxes; or (ii) $1 less than the amount of payment that would trigger the application of excise taxes under Section 280G of the Code.

Under the form of Change in Control Agreement, if a change in control of the Company occurs, then the following will happen:

•	If the executive’s employment is terminated for any reason other than by the Company for cause, by reason of the executive’s death or retirement or by the executive without good reason, the Company would be obligated to:

¡	Pay the executive a lump sum severance payment equal to two times (three times with respect to Mr. Thomas) the executive’s full-year compensation (base salary plus bonus at the targeted amount) (the “Termination Payment”);

¡	Provide the executive with continued participation in Ferro’s employee benefit programs for up to 24 months (36 months with respect to Mr. Thomas), except in the event of the executive’s death;

¡	Pay the executive a lump sum amount in cash equal to the pro rata portion of the executive’s annual bonus for the calendar year in which the date of termination occurs (if that termination date occurs in a calendar year following the calendar year in which the change in control occurs);

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¡	Pay the executive a lump sum amount in cash equal to the sum of (i) the present value of the excess of the benefits that would have been paid or payable to the executive under any defined-benefit retirement plan in which the executive participates had he or she remained employed by Ferro for an additional 24 months (36 months with respect to Mr. Thomas) over the benefits that are payable at the time of termination plus (ii) the contributions that Ferro would have been required to make under any defined-contribution retirement plan over the 24 months (36 months with respect to Mr. Thomas) following termination;

¡	Provide the services of an outplacement firm; and

¡	Maintain the executive’s indemnification insurance for at least four years.

•	If the executive’s employment is terminated by reason of death, the Company will be obligated to:

¡	Pay the executive’s estate a lump sum severance payment equal to the Termination Payment; and

¡	Pay the executive’s estate a lump sum amount in cash equal to the pro rata portion of the executive’s annual bonus for the calendar year in which the date of termination occurred.

In addition, within five days after the change in control occurs, the Company will be obligated to pay the executive (or, if applicable, the Executive’s estate) an amount in cash (or stock if necessary for tax reasons related to the change in control) for each grant of performance shares previously awarded to the executive for any performance period that had not expired before the change in control (even if the performance period has not been completed as of the date of the change in control and regardless of whether or not the executive’s employment was terminated).

Finally, with respect only to Mr. Duesenberg, if any of the foregoing payments are subject to an excise tax, the Company will provide a payment to cover such tax, and with respect to all NEOs, the Company will pay the fees for tax advice for such NEOs in connection with determinations and calculations related to excise tax.

These agreements limit the executives’ right to compete against Ferro after the termination of employment for a period of 24 months after the date of termination in normal circumstances and 36 months following the date of termination if all of the following conditions are met:

•	The Company has not terminated the executive’s employment because of disability;

•	The Company provides written notice to the executive not later than two months after the date of termination that the Company elects to impose the additional 12-month period; and

•	The Company pays the executive an aggregate amount equal to the executive’s base salary for the calendar year of the date of termination.

Each Change in Control Agreement also includes a non-disparagement provision that is perpetual.

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2017 Executive Compensation

The table below describes the estimated value of the payments each of the executives named in the Summary Compensation Table would have received if there had been a change in control and the executive’s employment had been terminated as of December 31, 2017 (other than by the Company for cause, by reason of the executive’s death or retirement or by the executive without good reason):

Estimated Change in Control Payments

	Payout Under the 2013 Long-Term Incentive Compensation Plans plus Vesting Stock Options(1)	Severance(2)	Health & Welfare Benefits(3)	Annual Incentive Plan for 2016 (at target)	Retirement Benefits(4)	Out- placement Assistance	D & O Coverage Premiums(5)	Tax Advice	Total CIC Value	Excess Parachute Payment and Tax Gross Up(6)	Total
	$	$	$	$	$	$	$	$	$	$	$
Peter Thomas	$13,099,653	$5,479,200	$187,243	$913,200	$697,032	$50,000	$139,099	$5,000	$20,570,428	$0	$20,570,428
Benjamin Schlater	$1,781,225	$1,359,600	$56,895	$267,800	$117,276	$50,000	$139,099	$5,000	$3,776,895	$0	$3,776,895
Mark Duesenberg	$2,393,210	$1,393,590	$70,840	$274,495	$145,663	$50,000	$139,099	$5,000	$4,471,897	$1,731,057	$6,202,954

(1)	This column includes the aggregate amounts related to stock options, restricted shares, restricted share units and performance share units. The stock option and restricted stock amounts in this column show the value of additional stock options, restricted share, restricted share units and performance share units that would have vested for each executive if the executive’s employment had terminated due to a change in control and is based on the difference between the closing share price on the NYSE of Common Stock on December 31, 2017 and the exercise price of the in-the-money accelerated stock options.

(2)	The severance payment includes a lump sum payment equal to two times (three times with respect to Mr. Thomas) each executive’s full-year compensation (base salary plus bonus at the target amount).

(3)	The health and welfare benefits amounts equal the estimated value of health and welfare benefit coverage under the applicable Change in Control Agreement.

(4)	The amounts in this column include payments pursuant to the applicable Change in Control Agreement relating to the 401(k) Plan and the Supplemental 401(k) Plan. The amount for Mr. Thomas also includes payments pursuant to his Change in Control Agreement relating to the DB Plan and the Supplemental DB Plan.

(5)	The amounts in this column are based on total estimated future premiums allocated among all covered insureds.

(6)	For Mr. Duesenberg, the amounts in this column consist of the payment that would be made by the Company to cover taxes on any excise tax incurred by the executive as a result of the change in control payments made to him.

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2017 Executive Compensation

Director Compensation

The Compensation Committee periodically reviews the amount and form of payment of Director compensation. In 2017, Directors were paid a quarterly retainer of $16,250 ($65,000 per annum) and were awarded 6,300 deferred stock units. The non-employee Directors do not receive a fee for attending meetings unless the total number of meetings a non-employee Director attends in a given year exceeds 24, in which case the non-employee Director would be paid $1,500 for each meeting in excess of 24. The Chairs of the Audit, Compensation and Governance & Nomination Committees were also each paid an additional quarterly fee of $5,000 ($20,000 per annum). The Lead Director receives an additional quarterly fee of $6,250 ($25,000 per annum). Directors’ fees and other compensation for 2017 were:

Director Compensation

	Fees			Deferred Stock Units(3)
Name	Paid In Cash(1)	Deferred(2)	Total Fees	Number of Shares of Common Stock(3)	Value(4)	Total Compensation
	$	$	$	Shares	$	$
Richard J. Hipple	85,000	0	85,000	6,300	111,573	196,573
Gregory E. Hyland	110,000	0	110,000	6,300	111,573	221,573
David A. Lorber	65,000	0	65,000	6,300	111,573	176,573
Marran H. Ogilvie	13,750	0	13,750	2,400	55,992	69,742
Andrew M. Ross	65,000	0	65,000	6,300	111,573	176,573
Allen A. Spizzo	65,000	0	65,000	6,300	111,573	176,573
Peter T. Thomas(5)	0	0	0	0	0	0
Ronald P. Vargo	85,000	0	85,000	6,300	111,573	196,573

(1)	Cash retainers are paid in quarterly installments.

(2)	Fees have been deferred pursuant to the deferred compensation program for Directors described below.

(3)	The deferred stock units will be paid out in an equal number of shares of the Company. As of December 31, 2017 each of Messrs. Hipple, Hyland, Lorber and Vargo held 29,100 deferred stock units; each of Messrs. Ross and Spizzo held 9,900 deferred stock units, and Ms. Ogilvie held 2,400 deferred stock units.

(4)	The amounts in this column reflect full fair value of the award on the date of the grants, December 14, 2017 and April 27, 2017, as applicable, and are computed in accordance with FASB ASC Topic 718.

(5)	Mr. Thomas is not paid any additional fees for his services as a Director because he is an employee of the Company.

Directors may defer their fees and Common Stock issuable upon settlement of the deferred stock units into the Ferro Director Deferred Compensation Plan. Amounts so deferred are invested in shares of Common Stock, and dividends, if any, on those shares are reinvested in additional shares of Common Stock. Ferro distributes the shares of Common Stock credited to a Director’s deferred account after he or she ceases to be a Director.

Deferred stock units awarded annually to the Directors vest immediately at the time of the award; however, the deferred stock units are held for the account of each Director and are not converted into shares of Ferro Common Stock until such Director ceases to serve as a Director of the Company. The Company believes the requirement to hold the deferred stock units until cessation of service further aligns the interests of the Directors and shareholders. Upon cessation of the Director’s service as a Director, one share of Common Stock will be delivered for each deferred stock unit held. During the period between the vesting of the deferred stock unit and the delivery of the shares of Common Stock, the Director will not be entitled to exercise any voting rights with respect to the shares of Common Stock that correspond to the deferred stock units, but the Director will be entitled to receive a cash payment equivalent to any cash distributions or dividends paid on Common Stock with respect to the deferred stock units during such period.

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Proposal Two

PROPOSAL TWO:

APPROVAL OF THE 2018 OMNIBUS INCENTIVE PLAN

General

The Board of Directors considers equity-based compensation an essential tool to promote the Company’s long-term financial interests and growth, to attract, motivate, and retain key employees and to align their interests with the interests of the shareholders. Consistent with this view, the Board of Directors adopted the 2018 Omnibus Incentive Plan (the “Plan”) on February 22, 2018, subject to approval by the Company’s shareholders. The Plan will authorize equity and performance-based compensation arrangements that the Company needs to remain competitive with its peers, that adapt compensation awards to changes in corporate objectives and the marketplace, and that effectively attract, motivate, and retain the caliber of employees essential to the Company’s success.

Currently, equity awards are granted to key employees and Directors under the 2013 Omnibus Incentive Compensation Plan. If the Plan is approved by the Company’s shareholders, the Plan will become effective and no further grants may be made under the 2013 Omnibus Incentive Compensation Plan, although outstanding awards under the 2013 Omnibus Incentive Compensation Plan will continue to be governed by the terms of that plan. The Company expects that the shares of Common Stock requested under the Plan will enable the Company to make grants for approximately three years before seeking shareholder approval of more shares of Common Stock.

The Board of Directors is seeking shareholder approval of the Plan so that the shares reserved for issuance under the Plan may be listed on the New York Stock Exchange. Shareholder approval is also being sought so that the Company may grant options that qualify as incentive stock options under the Internal Revenue Code.

The description herein is a summary of the Plan and is subject to and qualified by the complete text of the Plan, which is included as Appendix B.

Description of the Plan

Purpose. The purpose of the Plan is to promote Ferro’s long-term financial interests and growth by attracting, retaining and motivating high quality key employees and Directors, motivating such employees and Directors to achieve Ferro’s short- and long-range performance goals and objectives, aligning the interests of such employees and Directors with those of the Company shareholders, and providing cash and equity compensation components to allow Ferro to offer competitive compensation to its employees.

Plan Administration. The Plan will be administered by the Compensation Committee or such other committee of independent Directors as the Board may from time to time designate (the “Committee”). The Committee will have such additional authority as the Board determines from time to time is necessary or desirable in order to further the purposes of the Plan.

Awards to Participants. The Committee will be responsible for selecting the employees and Directors who will participate in the Plan, determining the types and number of awards to be made to each participant, and determining the terms, conditions and limitations applicable to each award. The Committee may delegate authority to the Chief Executive Officer for making awards to employees who are not executive officers.

Types of Awards. The Plan will authorize several different types of long-term incentives, including the following:

•

Stock Options. Stock options entitle a participant to purchase shares of Common Stock at a fixed price over a pre-established period of time. The Plan will authorize the award of both incentive stock options and nonstatutory stock options as the Committee determines. Incentive stock options may be granted only to employees of Ferro and subsidiary corporations that are at least 50% owned, directly or indirectly, by Ferro. The exercise price of stock options will not be less than the per share fair market value of Common Stock on the date the option is granted. Once granted, and subject to allowed adjustments upon changes in capitalization, the terms of stock options may not be amended to reduce the exercise price or otherwise

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Proposal Two

increase the value of the outstanding stock option and outstanding stock options may not be cancelled or exchanged for cash, other awards or other stock options with an exercise price that is less than the exercise price of the original stock options without shareholder approval. No stock option will be exercisable more than ten years after it is granted. “Fair market value” means the closing share price of the Common Stock on the NYSE.

•	Stock Appreciation Rights. A stock appreciation right entitles a participant to receive a payment, in cash or Common Stock, as determined by the Committee, equal to the excess of the fair market value, on the date of exercise or surrender, of the number of shares of Common Stock covered by such exercise or surrender over the stock appreciation right exercise price (which may not be less than the fair market value on the date of grant) of a stated number of shares of Common Stock. Once granted, and subject to allowed adjustments upon changes in capitalization, the terms of stock appreciation rights may not be amended to reduce the exercise price or otherwise increase the value of the outstanding stock appreciation rights and outstanding stock appreciation rights may not be cancelled or exchanged for cash, other awards or other stock appreciation rights with an exercise price that is less than the exercise price of the original stock appreciation rights without shareholder approval. Stock appreciation rights must be exercised within ten years of the date of grant.

•	Restricted Awards. Restricted Awards may be in the form of shares of Common Stock (“Restricted Shares”) or phantom Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock (“Restricted Share Units” and together with Restricted Shares, “Restricted Awards”) that are forfeitable if certain conditions are not satisfied. With respect to Restricted Awards that vest based solely on the lapse of time, the aggregate award may not vest in whole less than three years from the date of grant and no installment of an award may vest less than 12 months from the date of the grant. With respect to Restricted Awards that vest based on performance criteria, the restriction period applicable to Restricted Awards may not be less than 12 months. Notwithstanding the foregoing, the Committee may authorize the grant of Restricted Awards that are subject to periods of vesting and forfeiture of, in the case of awards that vest based solely on the lapse of time, less than three years, and in the case of awards that vest based on performance criteria, less than 12 months, provided the amount of such awards, when taken together with any Performance Shares and other Common Stock Based Awards granted that are similarly not subject to vesting or forfeiture time limits, in the aggregate do not exceed ten percent of the maximum number of shares of Common Stock that may be issued or delivered under this Plan.

•	Performance Awards. Performance Awards are Awards in the form of cash, shares of Common Stock (“Performance Shares”), phantom Common Stock units (“Performance Share Units” and together with Performance Shares, “Performance Awards”) or a combination thereof. Performance Awards will be earned upon satisfaction of pre-established performance targets over a performance period established by the Committee. At the end of the applicable performance period, the Performance Awards will be converted into Common Stock, cash, or a combination of Common Stock and cash, or forfeited, based on whether and to what extent the pre-established performance targets have been achieved. Performance Shares represented by forfeitable Common Stock may not become unforfeitable or be repurchased less than twelve (12) months from the time of grant. Performance targets may be established based upon various financial and stock performance measures established by the Committee. Performance targets may exclude the effects of special charges, including restructuring and impairment charges, asset write-offs, or other non-recurring charges. The Committee will specify the time and manner of payment of the Performance Awards to be earned.

•

Other Common Stock Based Awards. The Committee is authorized to make awards in the form of Common Stock, phantom Common Stock units, deferred Common Stock or units or other awards valued in whole or in part by reference to, or otherwise based upon, Common Stock. With respect to any such awards that vest or become non-forfeitable based solely on the lapse of time, the aggregate award may not vest or become non-forfeitable in whole less than three years from the date of grant and no installment of an award may vest or become non-forfeitable less than 12 months from the date of grant. With respect to any such awards that vest or become non-forfeitable based on performance criteria, the award may not vest or become non-forfeitable less than 12 months from the date of grant. Notwithstanding the foregoing,

Ferro Corporation 2018 Proxy Statement	47

Proposal Two

the Committee may authorize the grant of Other Common Stock Based Awards that are subject to periods of vesting and forfeiture of, in the case of awards that vest based solely on the lapse of time, less than three years, and in the case of awards that vest based on performance criteria, less than 12 months, provided the amount of such awards, when taken together with any Restricted Shares and any Performance Shares granted that are similarly not subject to vesting or forfeiture time limits, in the aggregate do not exceed ten percent of the maximum number of shares of Common Stock that may be issued or delivered under this Plan.

•	Dividend Equivalent Rights. The Committee may grant awards in the form of dividend equivalent rights. Dividend equivalent rights entitle the participant to receive credits based on cash distributions that would have been paid on the shares of Common Stock specified in the dividends equivalent right (or other award to which it relates) if such shares had been issued to and held by the participant. A dividend equivalent right may be granted hereunder to any participant as a component of another award (except for stock options and stock appreciation rights) or as a freestanding award, with such terms and conditions as set forth by the Committee; provided that dividend equivalent rights with respect to an award that vests or is earned based on performance targets shall be accumulated until such award vests or is earned, and the dividend equivalent rights will only be paid to the extent the performance targets are achieved.

Shares Subject to the Plan. The shares of Common Stock to be issued under the Plan may be either authorized but unissued shares or previously issued shares reacquired by Ferro and held as treasury shares. Subject to allowed adjustments upon changes in capitalization, the maximum aggregate number of shares of Common Stock reserved for awards under the Plan will be 4,500,000 shares. Upon adoption of the Plan, shares of Common Stock will no longer be reserved for awards, and no further awards will be made, under the 2013 Omnibus Incentive Plan.

Shares of Common Stock subject to any award granted under the Plan or the 2013 Omnibus Incentive Plan that are forfeited, terminated or settled in cash without the issuance of shares, will again be available for grant under the Plan (other than Stock Appreciation Rights). With respect to Stock Appreciation Rights settled in shares of Common Stock, the full number of shares subject to the Stock Appreciation Right shall be counted against the number of shares for issuance under this Plan regardless of the net number of shares issued upon settlement. Shares of Common Stock subject to an award granted under the Plan tendered by Participants as full or partial payment to the Company of an option or exercise price or to satisfy a Participant’s tax withholding obligations with respect to such award will not be made available for issuance or delivery as awards under the Plan.

Limitation. The Plan provides that no more than 1,500,000 shares of Common Stock will be the subject of awards granted to any single participant during any 12-month period. If an award is to be settled in cash, the number of shares of Common Stock on which the award is based shall not count toward the individual share limit set forth above. The maximum aggregate compensation that may be paid under a cash-based award granted in any calendar year to a single participant shall be $4,000,000 (or, if the applicable performance period is more than 12-months, $4,000,000 times the number of 12-month periods in the performance period). The maximum number of shares of Common Stock subject to awards granted during any 12-month period to a non-employee Director, together with any cash fees paid to such Director during the same 12-month period cannot exceed $500,000 (calculating the value of any awards based on the grant date fair value).

Assignment and Transfer. Generally, awards may not be transferred by a participant except by will or the laws of descent and distribution. The Committee may authorize transfer of awards to a participant’s family members, trusts for the exclusive benefit of such family members, or entities in which the participant and such family members are the only owners or members, so long as such transfer is for no consideration.

Termination Following a Change of Control. Except as the Board may expressly provide otherwise in an award agreement, change in control agreement or otherwise, each outstanding award shall be assumed or an equivalent substituted by any successor corporation or organization resulting from a merger, consolidation or other reorganization of Ferro (each, a “Successor Corporation”). If a participant’s employment is terminated within the 24-month period following a “Change of Control”, for any reason other than a termination for cause, the following provisions apply:

•	All stock options and stock appreciation rights will become fully vested and exercisable as of the termination date,

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Proposal Two

•	All restrictions and conditions with respect to all awards of Restricted Shares and Restricted Share Units will be deemed fully released or satisfied as of the date of the termination, and

•	All incomplete performance periods with respect to a Performance Award shall end on the date of the termination and the Committee shall determine the extent to which the performance targets have been met, and if the extent to which the performance targets have been met is not determinable, target performance levels shall be deemed to be achieved.

In the event that a Successor Corporation in a Change of Control refuses to assume or substitute for an award, the Committee may cause any or all of such awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such awards to lapse.

Amendment or Termination. The Board of Directors will have the power to amend, modify or terminate the Plan or any award under certain circumstances; provided, however, that any amendment or modification that must be approved by shareholders and shall not be effective unless and until shareholder approval has been obtained.

Compliance with Section 409A of the Code. Ferro intends that this Plan and any awards made under this Plan will be administered in a manner that complies with Section 409A of the Code and any provision that would cause this Plan or any awards made under this Plan to fail to satisfy section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code. If, at the time of a participant’s separation from service, (i) such participant is a specified employee (within the meaning of Section 409A of the Code) and (ii) Ferro makes a good faith determination that an amount payable constitutes deferred compensation the payment of which is required to be delayed pursuant to the six-month delay rule in Section 409A of the Code in order to avoid taxes or penalties, then Ferro will not pay such amount on the otherwise scheduled payment date but will instead pay it without interest, on the first business day of the seventh month after the participant’s separation from service.

Federal Income Tax Consequences to Participants. Ferro believes generally that awards under the Plan will have the following consequences under current U.S. Federal income tax laws:

•	Incentive Stock Options. A participant will not recognize any taxable income on grant or exercise of an incentive stock option. The exercise of an incentive stock option may, however, result in the imposition of the alternative minimum tax. Ferro is not entitled to a deduction on grant or exercise of an incentive stock option unless the participant disposes of the shares within 12 months after exercise.

•	Other Awards. A participant will not recognize any taxable income on grant of non-statutory stock options, stock appreciation rights, Restricted Awards or Performance Awards. On exercise of non-statutory stock options or stock appreciation rights, on expiration of a restriction period for restricted shares or restricted share units, or on expiration of a performance period for Performance Awards, the participant will recognize compensation income and Ferro may be entitled to a deduction equal to the value of the Common Stock or cash the participant receives (minus, in the case of a non-statutory stock option, the option exercise price paid by the participant).

Federal Income Tax Consequences to Ferro. At the time and to the extent that a recipient recognizes ordinary income in the circumstances described above, Ferro will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Effective Date and Term of Plan. The Plan was adopted by the Board as of February 22, 2018, subject to approval by the shareholders at this Annual Meeting. No new awards may be made under the Plan after February 22, 2028.

Ferro Corporation 2018 Proxy Statement	49

Proposal Two

Status of Grants Under Prior Plans. If the Plan is approved, no further grants may be made under Ferro’s 2013 Omnibus Incentive Compensation Plan. Outstanding options, restricted stock units, and Performance Awards shall not be affected by shareholder approval of this Plan.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2017, regarding the number of shares issued and available for issuance under Ferro’s equity compensation plans.

Equity Compensation Plan	Number of Shares to Be Issued on Exercise of Outstanding Options, and Other Awards	Weighted Average Exercise Price of Outstanding Options, and other Awards		Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Approved by Ferro Shareholders(2)	3,020,969	$5.23		1,928,132	(3)
Not Approved by Ferro Shareholders(4)	158,227	—		—
Total	3,179,196(5)	$5.23	(6)	1,928,132

(1)	Excludes shares to be issued on outstanding awards.

(2)	Includes options issued under the Company’s 2013 Omnibus Incentive Compensation Plan and other prior equity compensation plans.

(3)	Shares are only available under the 2013 Omnibus Incentive Plan and may be issued as stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance share units, deferred stock units and other common stock based awards.

(4)	Includes phantom units issued under the Company’s Executive Employee Deferred Compensation Plan and Supplemental Executive Defined Contribution Plan.

(5)	Total includes 1,567,269 outstanding options and 1,611,927 outstanding full value awards composed of restricted share units, performance share units and deferred stock units.

(6)	Weighted-average exercise price of outstanding options and other awards; the weighted average exercise price of the 1,567,269 outstanding stock options at December 31, 2017 was $10.08 with a weighted average remaining term of 5.86 years.

Set forth below is a description of the material features of each plan that were not approved by Ferro shareholders:

•	Executive Employee Deferred Compensation Plan. The Executive Employee Deferred Compensation Plan allows participants to defer up to 75% of annual base salary and up to 100% of incentive cash bonus awards and cash performance share payouts. Participants may elect to have all or a portion of their deferred compensation accounts deemed to be invested in shares of Ferro Common Stock, and credited with hypothetical appreciation, depreciation, and dividends. When distributions are made from this Plan in respect of such shares, the distributions are made in actual shares of Ferro Common Stock.

•	Supplemental Executive Defined Contribution Plan. The Supplemental Executive Defined Contribution Plan allows participants to be credited annually with matching and basic pension contributions that they would have received under the Company’s 401(k) plan except for the applicable IRS limitations on compensation and contributions. Contributions vest at 20% for each year of service, are deemed invested in Ferro Common Stock and earn dividends. Distributions are made in Ferro Common Stock or in cash.

As of December 31, 2017, 84,048,794 shares of Company stock were outstanding, 1,928,132 shares were available for future equity awards under the 2013 Omnibus Incentive Compensation Plan, which was the Company’s only equity compensation plan. Thus, as of December 31, 2017, our fully diluted dilution was 5.73% and our simple dilution was 6.08%. If the 4,500,000 shares under the 2018 Omnibus Incentive Plan for which shareholder approval is requested were available for grant as of December 31, 2017, our fully diluted dilution would have increased to 8.37% and our simple dilution to 9.14%. For fiscal years 2015, 2016, and 2017, our run rate, i.e., shares used for equity compensation awards during the year divided by shares outstanding as of the end of the year, was 0.64%, 1.18% and 0.64% respectively, making for a three-year average run rate of 0.85%.

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Proposal Two

The following table sets forth information regarding the number of restricted shares, deferred stock units and stock options granted and the actual number of common shares earned under performance share awards for each of the 2015, 2016 and 2017:

Equity Grants	2015	2016	2017
Stock Options Granted	209,547	341,800	211,400
Full Value Awards Granted and Earned Under Performance Awards(1)	430,400	642,973	320,192
Weighted Average Common Shares Outstanding at Year End	86,718,000	83,298,000	83,713,000

(1)	Employees are awarded a target number of shares, which are included in the “Number of Shares to be Issued on Exercise of Outstanding Options, and Other Awards” in the table on page 50. At the end of the applicable performance period (usually three years), a payout is made based on the achievement of pre-established performance targets. Payouts under the Plan are settled one-half in shares of Common Stock and one-half in cash and are made at the beginning of the fiscal year following the applicable performance period.

Vote Required

The affirmative vote of a majority of the votes cast, provided the total number of votes cast represents a majority of the outstanding shares of Common Stock, is required for the approval of the 2018 Omnibus Incentive Plan. In accordance with the rules of the NYSE, abstentions will be considered votes cast on the proposal and will have the effect of a vote against the proposal. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal.

Board Recommendation

The Board recommends that you vote “FOR” approval of the 2018 Omnibus Incentive Plan. Unless you instruct otherwise on your proxy card or telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

Ferro Corporation 2018 Proxy Statement	51

Proposal Three

PROPOSAL THREE:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in detail under the heading “Executive Compensation Discussion & Analysis” and in the compensation tables and narrative disclosures that accompany the compensation tables, the Company’s compensation program for the NEOs is designed to attract, motivate and retain talented executives who will provide leadership for the Company’s success. Under this program, the NEOs are rewarded for individual and collective contributions to the Company consistent with a “pay for performance” orientation. Furthermore, the executive officer compensation program is aligned with the nature and dynamics of the Company’s business, which focuses management on achieving the Company’s annual and long-term business strategies and objectives. The Compensation Committee regularly reviews the executive compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and shareholders through the use of equity-based awards. At our 2017 Annual Meeting of Shareholders, our shareholders expressed their support for our executive compensation policies and practices in our non-binding advisory vote on the executive compensation, with approximately 97% of the votes cast approving the executive compensation of our NEOs. The Board of Directors has determined, and shareholders have approved, holding the advisory vote on executive compensation each year.

The Company is asking the shareholders to indicate their support for the Company’s NEO compensation as described in this Proxy Statement. Accordingly, the Company asks the shareholders to vote “FOR” the following resolution at the 2018 Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders, including the Compensation Discussion & Analysis, the Summary Compensation Table and the other related tables and disclosure.”

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required for Approval

Although the vote is non-binding, the Company will consider the affirmative vote of a majority of the votes cast on the proposal as approval of the compensation of the Company’s NEOs. Abstentions and broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal.

Board Recommendation

The Board of Directors recommends a vote “FOR” the proposal to approve the compensation of the Company’s NEOs. Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

52	Ferro Corporation 2018 Proxy Statement

Proposal Four

PROPOSAL FOUR:

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

Deloitte & Touche LLP served as the independent registered public accounting firm to the Company in 2017 and is expected to be retained to serve in such capacity in 2018. The Board of Directors has directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the 2018 Annual Meeting.

Shareholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Company’s Code of Regulations or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain Deloitte & Touche LLP, notwithstanding that the shareholders did not ratify the selection, or select another nationally recognized accounting firm without re-submitting the matter to the shareholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Vote Required for Approval

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval. Abstentions will have the same effect as votes against the proposal.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2018. Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

Ferro Corporation 2018 Proxy Statement	53

Accounting Firm Information

ACCOUNTING FIRM INFORMATION

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has sole responsibility for appointing the Company’s independent registered public accounting firm, but will consider the outcome of the shareholder vote on ratification of any appointment.

Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 2006. In accordance with its responsibilities under its charter and the NYSE listing standards, the Audit Committee will assess periodically the advisability of rotating audit firms for audits in future years. In recommending to the Board of Directors for submission to the shareholders at the 2018 Annual Meeting the ratification of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the year ending December 31, 2018, the Audit Committee took into consideration several factors, including Deloitte’s tenure, reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte and Deloitte’s fees and performance. Representatives of Deloitte will attend the 2018 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees

The Audit Committee has sole responsibility, in consultation with management, for approving the terms and fees for the engagement of the independent registered public accounting firm for audits of the Company’s financial statements and internal control over financial reporting. In addition, the Audit Committee has sole responsibility for determining whether and under what circumstances the Company’s independent registered public accounting firm may be engaged to perform audit-related and non-audit services and must pre-approve any audit-related and non-audit services performed by the independent registered public accounting firm consistent with applicable regulations. Under no circumstance is the Company’s independent registered public accounting firm permitted to perform services of the nature described in Section 201 of the Sarbanes-Oxley Act.

For the years ended December 31, 2017 and 2016, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates billed or will bill the Company fees as follows:

Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Services
2017	$4,319,000	$164,000	$213,000	$15,000
2016	$3,588,000	$19,000	$777,000	$15,000

Fees noted in “Audit Fees” in 2017 and 2016 represent fees for the audits of the annual consolidated financial statements and internal control over financial reporting as of and for the years ending December 31, 2017 and 2016; statutory audits of certain local subsidiary financial statements as of and for the years ended December 31, 2017 and 2016; and reviews of the interim financial statements included in quarterly reports.

Fees noted in “Audit-Related Fees” in 2017 represent certification, reports and translation services generally performed by local statutory auditors. Fees noted in 2016 include translation services generally performed by local statutory auditors.

Fees noted in “Tax Fees” in 2017 represent tax compliance services, primarily related to international transfer pricing, of $28,000 and tax planning services, primarily related to intellectual property and service principle analysis, of $185,000. Fees in 2016 represent tax compliance services, primarily related to international transfer pricing, of $25,000 and tax planning services, primarily related to the European Treasury Financing Project and Phase III of the Centralized IP Alignment Project, of $752,000.

Fees noted in “All Other Services” in 2017 and 2016 represent fees for access to accounting research databases.

The Audit Committee has approved all audit-related and non-audit services described above and has concluded that the provision of these audit-related and non-audit services is compatible with maintaining Deloitte & Touche LLP’s independence.

54	Ferro Corporation 2018 Proxy Statement

Accounting Firm Information

Report of the Audit Committee

The Audit Committee assists the Board in its general oversight of Ferro Corporation financial reporting processes. The Audit Committee charter describes in greater detail the full responsibilities of the Committee. During each fiscal year, the Audit Committee reviews the Company’s consolidated financial statements, internal control over financial reporting, audit matters and reports from management. In connection with these reviews, the Audit Committee meets with management, internal auditors and Ferro’s independent registered public accounting firm, Deloitte & Touche LLP, at least once each quarter. These meetings include executive sessions in which the Audit Committee meets separately with the independent registered public accounting firm, internal auditors and management personnel.

In performing these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual audited consolidated financial statements with management, the Company’s internal auditors and the Company’s independent registered public accounting firm prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the consolidated financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Deloitte & Touche LLP is responsible for performing an independent audit of the annual consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with Ferro’s management and Deloitte & Touche LLP the audited financial statements of the Company for the fiscal year ended December 31, 2017. The Audit Committee has also discussed with Deloitte & Touche LLP all matters required to be discussed pursuant to auditing standards adopted by the Public Company Accounting Oversight Board. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the communications of Deloitte & Touche LLP concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in Ferro’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ronald P. Vargo, Chair
Marran H. Ogilvie
Andrew M. Ross
Allen A. Spizzo

Ferro Corporation 2018 Proxy Statement	55

Recommendations and Nominations of Directors and Shareholder Proposals for 2019 Annual Meeting

RECOMMENDATIONS AND NOMINATIONS OF DIRECTORS AND SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Recommending a Candidate for our Board of Directors

The Governance & Nomination Committee will consider candidates for Director who are recommended by shareholders in accordance with the advance notice provisions in the Company’s Code of Regulations. Shareholder recommendations must be submitted in writing to: Secretary, Ferro Corporation, 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124 USA. Shareholders may recommend candidates to be considered by the Committee at any time; however, for a candidate to be considered for election at an annual shareholders meeting, the notice must be received not less than 90 or more than 120 calendar days prior to the first anniversary of the date of the preceding year’s annual meeting of shareholders. Based on the currently scheduled date of the 2018 Annual Meeting, for a shareholder’s candidate to be considered for nomination for election at the 2019 Annual Shareholders Meeting, notice must be received no earlier than January 3, 2019 and no later than February 2, 2019 to be timely. The recommendation notice should include the information required by the Code of Regulations, including, but not limited to, (a) certain biographical and share ownership information concerning the nominee and the shareholder proponent, (b) a description of any arrangements between the shareholder proponent (and certain affiliates) and any other person or entity with respect to the nomination, including the nominee, and (c) a written consent of the nominee to serve as a Director of the Company, if elected, and a representation regarding the nominee’s voting commitments or actions as a Director, as well as that the nominee will comply with the Company’s corporate governance and other policies, principles and guidelines. The Company may also require a candidate to furnish additional information regarding his or her eligibility and qualifications.

Nominating a Person for Election as a Director under our Proxy Access Provisions

The Company’s Code of Regulations contains a proxy access provision that permits an “eligible shareholder” who complies with the provision to nominate one or more individuals for election to the Board of Directors at an annual shareholders’ meeting and to have the nomination included in the Company’s proxy statement for that meeting. An “eligible shareholder” is a record or beneficial owner (or group of up to 20 record and/or beneficial owners) who owns and has owned continuously for at least 3 years at least 3% of the outstanding shares of capital stock of the Company entitled to vote generally for the election of Directors. A shareholder cannot be a part of more than one group nominating individuals for any particular annual meeting. The proxy access provision includes rules to determine whether a record or beneficial holder “owns” the capital stock of the company for purposes of the proxy access provision and addresses the treatment of loaned shares and hedging transactions.

To nominate a nominee, among other requirements that are set forth in the Code of Regulations, an Eligible Shareholder must submit a nomination notice no earlier than 150 calendar days and no later than 120 calendar days prior to the anniversary of the date that the Company commenced mailing or otherwise sending its proxy statement for the preceding year’s annual meeting of shareholders. With respect to the 2019 Annual Meeting of Shareholders, the notice must be received no earlier than October 23, 2018 or later than November 22, 2018. For any nomination to be timely under the proxy access provision, the company must receive by the deadline the shareholder nomination and all required information and documentation described in the proxy access provision, and any supporting statement of 500 words or less that the Eligible Shareholder wished to be included in the proxy statement. Shareholder nominations and related documentation should be sent to the Secretary at our principal executive offices located at 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124.

The proxy access provision has a number of limitations and requirements related to Director nominations by eligible shareholders, which can be found in our Code of Regulations.

Making a Shareholder Proposal

Any shareholder who intends to present a proposal at the 2019 Annual Meeting of Shareholders for inclusion in the Proxy Statement and form of proxy relating to that meeting may do so in accordance with Securities and Exchange

56	Ferro Corporation 2018 Proxy Statement

Recommendations and Nominations of Directors and Shareholder Proposals for 2019 Annual Meeting

Commission Rule 14a-8. Any such shareholder proposal must delivered to the Company at our headquarters at 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124, not later than November 22, 2018, and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the advance notice provisions in the Regulations.

Any shareholder who intends to present a proposal at the 2019 Annual Meeting other than for inclusion in Ferro’s proxy statement and form of proxy must comply with the advance notice provisions in the Regulations. Among other requirements, these provisions require that such shareholder deliver the proposal to Ferro at our headquarters at 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124, not less than 90 nor more than 120 calendar days prior to the first anniversary date of the preceding year’s annual meeting. Otherwise, such proposal will be untimely. Based on the scheduled date of the 2018 Annual Meeting, a proposal for the 2019 Annual Meeting must be delivered no earlier than January 3, 2019 and no later than February 2, 2019 to be timely. Ferro reserves the right to exercise discretionary voting authority on the proposal if a shareholder submits the proposal earlier than January 3, 2019 and no later than February 2, 2019.

Ferro Corporation 2018 Proxy Statement	57

General Information

GENERAL INFORMATION

Who is soliciting my proxy with this Proxy Statement?

The Board of Directors of Ferro is soliciting your proxy in connection with Ferro’s 2018 Annual Meeting of Shareholders.

What if I wish to attend the meeting?

Attendance at the meeting is limited to the Company’s shareholders and the Company’s invited guests. If you hold shares in your name, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares through a bank or broker (i.e., in “street name”), you also will need proof of ownership, such as a recent account statement or letter from your bank or broker, along with proper identification.

Even if you wish to attend the meeting, we urge you to cast your vote prior to the meeting using the enclosed proxy card, via the Internet or by telephone. If you choose to vote in person at the meeting, it will revoke any previous proxy submitted. If you hold your shares in street name and wish to vote in person at the meeting, you must provide a legal proxy obtained from your bank or broker.

Please note that participants in the Ferro Corporation 401(k) Plan are not entitled to vote in person at the meeting by virtue of participating in such Plan. Only the Trustee of such Plan is authorized to vote shares held by participants on their behalf. (Please see “If I am a participant in the Ferro Corporation 401(k) Plan, how do I vote?” below.)

Who is entitled to vote at the meeting?

The record date for this meeting is March 15, 2018. On that date, Ferro had 84,393,988 shares of common stock (“Common Stock”) outstanding. Each of these shares will be entitled to one vote at the meeting. Shareholders may not cumulate votes in the election of Directors.

If I am a shareholder of record of Common Stock, how do I vote?

If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, you are considered the shareholder of record with respect to those shares and you may cast your vote in person at the meeting or by any one of the following ways:

By Telephone: You may call the toll-free number indicated on your proxy card. Follow the simple instructions and use the personalized control number specified on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Over the Internet: You may visit the website indicated on your proxy card. Follow the simple instructions and use the personalized control number specified on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

By Mail: You may mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the shareholder of record for purposes of voting at the 2018 Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Notice of electronic availability of proxy materials, including voting instructions, should be forwarded to you by that organization. If you request printed copies of these proxy materials by mail, you will receive a voting instruction form.

58	Ferro Corporation 2018 Proxy Statement

General Information

If I am a participant in the Ferro Corporation 401(k) Plan, how do I vote?

If you are a participant in the Ferro Corporation 401(k) Plan (the “Plan”), you have the right to instruct Great-West Trust Company, LLC, as Trustee, to vote the shares allocated to your Plan account. If you do not give voting instructions or if your voting instructions are not received by the deadline shown on the enclosed voting instruction form, the Trustee will vote the uninstructed shares in the same proportion in which it has received timely voting instructions.

What if I want to change my vote?

If you want to change your vote, you may revoke your proxy by:

•	Submitting your vote at a later time via the Internet or telephone;

•	Submitting a properly signed proxy card with a later date that is received at or prior to the 2018 Annual Meeting;

•	Attending the 2018 Annual Meeting and voting in person (if you do revoke your proxy during the meeting, it will not, of course, affect any vote that has already been taken); or

•	Providing notice, either in writing before the meeting to: Secretary, Ferro Corporation, 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124 USA or at the meeting itself.

What if I submit a proxy without giving specific voting instructions?

If you properly submit a proxy without giving specific voting instructions, the individuals named as proxies on the proxy card will vote your shares:

•	FOR the election of the seven nominees for Director proposed by the Board.

•	FOR the approval of the 2018 Omnibus Incentive Plan.

•	FOR the approval of the compensation of the Company’s named executive officers.

•	FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018.

•	In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the 2018 Annual Meeting.

Will my shares be voted if I do not provide my proxy?

If you are a registered shareholder and do not submit a proxy, you must attend the meeting in order to vote your shares.

If you hold shares in “street name,” your shares may be voted on certain matters even if you do not provide voting instructions to your bank or broker. Banks and brokers have the authority under the rules of the New York Stock Exchange (“NYSE”) to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is considered a routine matter for which banks and brokers may vote without specific instructions from their customers. You must provide voting instructions to your bank or broker for your shares to be voted on all other matters presented at the 2018 Annual Meeting.

If you are a participant in the Plan and do not instruct Great-West Trust Company, LLC, as Trustee, to vote the shares allocated to your Plan account, or if your voting instructions are not received by the deadline shown on the enclosed voting instruction form, the Trustee will vote the uninstructed shares in the same proportion in which it has received timely voting instructions.

Ferro Corporation 2018 Proxy Statement	59

General Information

What should I do if I have questions?

If you have any questions or require any assistance with voting your shares of Common Stock, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

60	Ferro Corporation 2018 Proxy Statement

Miscellaneous

MISCELLANEOUS

Ferro will bear the cost of preparing and mailing this statement, with the accompanying proxy and other instruments. Ferro will also pay the standard charges and expenses of brokerage houses, or other nominees or fiduciaries, for forwarding such instruments to and obtaining proxies from security holders and beneficiaries for whose account they hold registered title to Ferro shares. Directors, officers and other employees of Ferro, acting on its behalf, may also solicit proxies, for which they will not receive any additional compensation. Additionally, Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022, (“Innisfree”) has been retained at an estimated cost not to exceed $15,000 plus customary costs and expenses, to aid in the solicitation of proxies for the 2018 Annual Meeting. Proxies may be solicited personally, by mail, by telephone, by email or via the Internet. This Proxy Statement and the accompanying proxy will be sent to shareholders by mail on or about March 22, 2018.

The Company knows of no other matters to be submitted to the shareholders at the 2018 Annual Meeting. If any other matters properly come before the shareholders at the 2018 Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the proxies to vote the shares represented thereby on such matters in accordance with their best judgment.

FERRO CORPORATION

/s/ MARK H. DUESENBERG
By:	MARK H. DUESENBERG,
Secretary

March 22, 2018

Ferro Corporation 2018 Proxy Statement	61

Ferro Corporation and Subsidiaries

Reconciliation of Reported to Adjusted Financials

For the Twelve Months Ended December 31, 2017, 2016, 2015, 2014 and 2013

(Unaudited)

	Net Sales				Gross Profit					Gross Margin
(Dollars in millions)	PCG	CS	PC	Ferro Total	PCG	CS	PC	Other	Ferro Total	Ferro Total
	2017
As Reported from Continuing Operations (GAAP)	$444.7	$358.1	$594.0	$1,396.7	$157.5	$113.7	$145.8	$(0.8)	$416.2	29.8%
Special Items:
Non-GAAP Adjustments[1]					2.1	2.8	3.1	0.2	8.2
Total Special Items	—	—	—	—	2.1	2.8	3.1	0.2	8.2
Constant Currency FX Impact[2]				—					—
As Adjusted from Continuing Operations (Non-GAAP measure)	$444.7	$358.1	$594.0	$1,396.7	$159.6	$116.5	$148.9	$(0.6)	$424.4	30.4%

	2016
As Reported from Continuing Operations (GAAP)	$371.5	$246.8	$527.0	$1,145.3	$133.7	$84.3	$139.5	$(6.2)	$351.2	30.7%
Special Items:
Non-GAAP Adjustments[1]					2.6	0.2	—	5.5	8.3
Total Special Items	—	—	—	—	2.6	0.2	—	5.5	8.3
Constant Currency FX Impact[2]	2.6	1.2	(4.7)	(0.8)	0.8	0.1	(0.6)	(0.0)	0.3
As Adjusted from Continuing Operations (Non-GAAP measure)	$374.1	$248.1	$522.3	$1,144.4	$137.1	$84.6	$138.9	$(0.7)	$359.9	31.4%

	2015
As Reported from Continuing Operations (GAAP)	$376.8	$165.2	$533.4	$1,075.3	$128.2	$45.7	$126.9	$0.8	$301.7	28.1%
Special Items:
Sold Business Venezuela			(8.4)	(8.4)			0.7		0.7
Nubiola Purchase Price Adj (“PPA”)						5.8			5.8
Non-GAAP Adjustments[1]								(1.8)	(1.8)
Total Special Items	—	—	(8.4)	(8.4)	—	5.8	0.7	(1.8)	4.7
Constant Currency FX Impact[2]	(2.3)	1.0	(32.6)	(33.9)	(0.9)	0.2	(6.2)	(0.0)	(6.9)
As Adjusted from Continuing Operations (Non-GAAP measure)	$374.4	$166.2	$492.3	$1,033.0	$127.3	$51.7	$121.4	$(1.0)	$299.5	29.0%

	2014
As Reported from Continuing Operations (GAAP)	$407.7	$115.4	$588.5	$1,111.6	$135.0	$28.5	$131.0	$(9.4)	$285.1	25.6%
Special Items:
Sold Business Venezuela			(19.8)	(19.8)			(3.4)		(3.4)
Non-GAAP Adjustments[1]								5.7	5.7
Total Special Items	—	—	(19.8)	(19.8)	—	—	(3.4)	5.7	2.3
Constant Currency FX Impact[2]	(37.1)	(4.9)	(98.0)	(140.0)	(11.9)	(1.0)	(20.8)	(0.1)	(33.7)
As Adjusted from Continuing Operations (Non-GAAP measure)	$370.6	$110.5	$470.7	$951.8	$123.1	$27.6	$106.9	$(3.8)	$253.7	26.6%

	2013
As Reported from Continuing Operations (GAAP)	$390.0	$198.2	$600.4	$1,188.6	$112.8	$36.2	$134.1	$(5.5)	$277.7	23.4%
Special Items:
Sold Business Venezuela and Metal Powders & Solar product lines		(83.0)	(19.0)	(102.0)		(6.0)	(3.6)		(9.6)
Non GAAP Adjustments[1]								4.0	4.0
Total Special Items	—	(83.0)	(19.0)	(102.0)	—	(6.0)	(3.6)	4.0	(5.6)
Constant Currency FX Impact[2]	(43.6)	(5.5)	(109.3)	(158.4)	(11.5)	(0.6)	(21.8)	(0.1)	(34.0)
As Adjusted from Continuing Operations (Non GAAP measure)	$346.4	$109.7	$472.1	$928.2	$101.3	$29.7	$108.7	$(1.6)	$238.1	25.7%
1.	Non-GAAP adjustments are associated with several different types of non-recurring items that were recorded in “Cost of Sales” during the five years covered in the table above. For 2017 and 2016, the adjustments to “Cost of Sales” primarily include the amortization of purchase accounting adjustments related to our recent acquisitions , other acquisition costs, and pension and other post-retirement mark-to-market adjustments and settlements. For 2015, 2014 and 2013, the adjustments to “Cost of Sales” primarily relate to pension and other post-retirement mark-to-market adjustments and settlements.

2.	Reflects the remeasurement of 2016, 2015, 2014 and 2013 reported and adjusted results using 2017 average exchange rates, resulting in a constant currency comparative figures to 2017 reported and adjusted results.

It should be noted that adjusted net sales and adjusted gross profit referred to above are financial measures not required by, or presented in accordance with, accounting principles generally accepted in the United States (U.S. GAAP). These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, the financial measures prepared in accordance with U.S. GAAP and a reconciliation of these financial measures to the most comparable U.S. GAAP financial measures is presented. We believe this data provides investors with additional information on the underlying operations and trends of the business and enables period-to-period comparability of financial performance.

Ferro Corporation and Subsidiaries

Reconciliation of Adjusted EBITDA from Continuing Operations

For the Twelve Months Ended December 31, 2017, 2016, 2015, 2014 and 2013

(Unaudited)

(Dollars in millions)	2017	2016	2015	2014	2013
Net income (loss) attributable to Ferro Corporation common shareholders (GAAP)	$57.1	$(20.8)	$64.1	$86.1	$71.9
Net income (loss) attributable to noncontrolling interests	0.7	0.9	(1.0)	0.2	0.5
Loss (income) from discontinued operations, net of income taxes	—	64.5	36.8	(94.8)	(8.5)
Restructuring and impairment charges	11.4	15.9	9.7	8.8	40.9
Other expense, net	7.9	9.6	5.2	16.0	(12.4)
Interest expense	27.8	21.5	15.2	16.3	20.2
Income tax expense (benefit)	52.8	17.9	(45.1)	(34.2)	14.3
Depreciation and amortization	53.6	48.2	42.2	34.3	37.7
Less: interest amortization expense and other	(3.5)	(1.4)	(1.1)	(3.1)	(2.9)
Cost of sales Non-GAAP adjustments	8.2	4.7	0.8	5.7	4.0
SG&A Non-GAAP adjustments	18.3	33.6	28.1	94.6	(62.4)
Sold Business Venezuela	—	—	(1.8)	(1.7)	(2.4)
Adjusted EBITDA (Non-GAAP measure) from continuing operations[1]	$234.2	$194.6	$152.9	$128.1	$100.8

1.	Adjusted EBITDA from continuing operations is net income (loss) attributable to Ferro Corporation common shareholders before the effects of income (loss) attributable to noncontrolling interest, loss (income) from discontinued operations, net of income taxes, restructuring and impairment charges, other expense net, interest expense, income tax expense (benefit), depreciation and amortization, non-GAAP adjustments to cost of sales and non-GAAP adjustments to SG&A.

It should be noted that Adjusted EBITDA from continuing operations is a financial measure not required by, or presented in accordance with, accounting principles generally accepted in the United States (U.S. GAAP). This non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, the financial measures prepared in accordance with U.S. GAAP and a reconciliation of this financial measure to the most comparable U.S. GAAP financial measure is presented. We believe this data provides investors with additional information on the underlying operations and trends of the business and enables period-to-period comparability of financial performance.

Ferro Corporation and Subsidiaries

Reconciliation of Adjusted Cash Flow from Continuing Operations

For the Twelve Months Ended December 31, 2017, 2016, 2015, 2014 and 2013

(Unaudited)

(Dollars in millions)	2017	2016	2015	2014	2013
Net income (loss) attributable to Ferro Corporation common shareholders (GAAP)	$57.1	$(20.8)	$64.1	$86.1	$71.9
Net income (loss) attributable to noncontrolling interests	0.7	0.9	(1.0)	0.2	0.5
Loss (income) from discontinued operations, net of income taxes	—	64.5	36.8	(94.8)	(8.5)
Restructuring and impairment charges	11.4	15.9	9.7	8.8	40.9
Other expense, net	7.9	9.6	5.2	16.0	(12.4)
Interest expense	27.8	21.5	15.2	16.3	20.2
Income tax expense (benefit)	52.8	17.9	(45.1)	(34.2)	14.3
Depreciation and amortization	53.6	48.2	42.2	34.3	37.7
Less: interest amortization expense and other	(3.5)	(1.4)	(1.1)	(3.1)	(2.9)
Cost of sales Non-GAAP adjustments	8.2	4.7	0.8	5.7	4.0
SG&A Non-GAAP adjustments	18.3	33.6	28.1	94.6	(62.4)
Adjusted EBITDA (Non-GAAP measure)	234.2	194.6	154.7	129.8	103.2
Capital expenditures	(34.2)	(24.0)	(20.3)	(14.1)	(22.3)
Working capital	(42.8)	(33.3)	(5.4)	(4.8)	38.8
Cash income taxes	(25.7)	(19.7)	(21.4)	(9.4)	(5.8)
Cash interest	(26.9)	(17.5)	(16.2)	(28.5)	(26.8)
Pension	(4.5)	(5.3)	(4.1)	(28.8)	(29.1)
Incentive compensation	(12.2)	(8.8)	(14.6)	(21.6)	(0.7)
Other	2.2	(0.6)	2.7	14.4	(29.8)
Sold Business Venezuela	—	—	0.9	0.4	(1.5)
Adjusted Cash Flow from Continuing Operations (Non-GAAP measure)[1]	$90.1	$85.4	$76.4	$37.4	$26.0

1.	Adjusted cash flow from continuing operations is Adjusted EBITDA less capital expenditures, changes in working capital, cash income taxes, cash interest, pension contributions, incentive compensation payments and other continuing operating cash items.

It should be noted that adjusted cash flow from continuing operations is a financial measure not required by, or presented in accordance with, accounting principles generally accepted in the United States (U.S. GAAP). This non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, the financial measure prepared in accordance with U.S. GAAP, and a reconciliation of this financial measure to the most comparable U.S. GAAP financial measure is presented. We believe this data provides investors with additional information on the underlying operations and trends of the business and enables period-to-period comparability of financial performance.

Ferro Corporation and Subsidiaries

Reconciliation of Adjusted Diluted Earnings per Share

For the Twelve Months Ended December 31, 2017, 2016, 2015, 2014 and 2013

(Unaudited)

	2017	2016	2015	2014	2013
Diluted earnings (loss) per share (GAAP)	$0.67	$(0.25)	$0.72	$0.99	$0.82
Special items:
Impairment	—	—	—	—	0.07
Restructuring	0.10	0.18	0.07	0.06	0.23
Pension[1]	(0.03)	0.16	0.10	0.63	(0.51)
Other[2]	0.55	0.25	(0.45)	0.23	(0.02)
Taxes[3]	—	—	—	(0.21)	(0.16)
Discontinued operations	—	0.76	0.42	(1.08)	(0.10)
Noncontrolling interest	—	—	(0.02)	—	—
Total special items[4]	0.62	1.34	0.12	(0.37)	(0.49)
Adjusted diluted earnings per share from continuing operations (Non GAAP measure)	$1.29	$1.09	$0.85	$0.62	$0.33
1.	Pension and other post-retirement benefit mark-to-market adjustments and settlements.

2.	For 2017, the adjustments to “Other” relates to the amortization of purchase accounting adjustments related to our recent acquisitions, other acquisition costs, legal, professional and other expenses related to certain business development activities, FX loss incurred on our Euro-denominated term loan, a loss on an equity method investment, gains and losses on asset sales, debt extinguishment charges, a gain on adjustment of a liability related to a divested business in Argentina, and the gain recognized on increasing our ownership interest in Gardenia. In addition to the tax impacts to adjustments at statutory rates in note 3 below, an adjustment has also been made to adjust for the impact associated with the Tax Cut and Jobs Act that was recorded in the fourth quarter.For 2016, the adjustments to “Other” relates to the amortization of purchase accounting adjustments related to our recent acquisitions, legal, professional and other expenses related to certain business development activities, the gain on an asset sale that was recognized during the year, the finalization of the purchase price for the acquisition of Vetriceramici, impacts of currency-related items in Egypt and the impact of the loss on a foreign currency contract associated with the purchase of Cappelle. For 2015, the adjustments to “Other” relates to currency related items in Venezuela, legal, professional and other expenses related to certain business development activities and the loss on a foreign currency contract associated with the purchase of Nubiola. For 2014 and 2013, the adjustments to “Other” relates to certain severance costs, ongoing costs at facilities that have been idled, gain/loss on divestitures, proxy contest related costs, certain business development activities, and certain costs related to divested assets and product lines.

3.	For 2017, 2016 and 2015, the tax rate reflects the reported tax rate, adjusted for non-GAAP adjustments being tax effected at the respective statutory rate where the item originated. For 2014 and 2013, adjustment of reported income and of special items to a normalized 36% tax rate.

4.	Due to rounding, total earnings per share related to special items does not always add to the total adjusted earnings per share.

FERRO CORPORATION

2018 OMNIBUS INCENTIVE PLAN

1. Purpose. The purpose of this 2018 Omnibus Incentive Plan (this “Plan”) is to promote the long-term financial interests and growth of Ferro Corporation and its subsidiaries and affiliated companies (“Ferro”) by:

(a) Attracting and retaining high-quality key employees and Directors;

(b) Further motivating key employees and Directors to achieve Ferro’s short- and long-range performance goals and objectives and act in the best interests of Ferro and its shareholders generally;

(c) Aligning the interests of Ferro’s key employees and Directors with those of Ferro’s shareholders by encouraging their increased ownership of Ferro Common Stock, par value $1.00 per share (“Common Stock”); and

(d) Providing cash and equity compensation components to allow Ferro to offer competitive compensation to its employees.

2. Plan Administration. The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) (or such other committee as the Board may from time to time designate) will administer this Plan. The Committee shall consist of not less than three Directors, all of whom shall be Non-Employee Directors (as defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934) and Outside Directors (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)). If Ferro’s shareholders approve the Plan, the Ferro Corporation 2013 Omnibus Long-Term Incentive Plan (the “Prior Plan”) will terminate in its entirety effective on the date of such approval (the “Approval Date”); provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan. Subject to any limitations established by the Board, in administering this Plan the Committee will have conclusive authority:

(a) To determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted under this Plan and prescribe the form of any agreement or document applicable to any such Award;

(b) To construe and interpret the provisions of this Plan and all Awards granted under this Plan;

(c) To establish, amend, and rescind rules and regulations for the administration of this Plan;

(d) To make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(e) To interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(f) To exercise judgment to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee will also have such additional authority as the Board may from time to time determine to be necessary or desirable in order to further the purposes of this Plan.

3. Awards to Participants. The Committee will select the employees and Directors of Ferro (“Participants”) who will participate in this Plan and determine the type(s) and number of award(s) (“Awards”) to be made to each such Participant. The Committee will determine the terms, conditions and limitations applicable to each Award. The Committee may, if it so chooses, delegate authority to Ferro’s Chief Executive Officer to select certain of the Participants (other than officers and Directors subject to reporting under Section 16 of the Securities Exchange Act of 1934) and to determine Awards to be granted to such Participants on such terms as the Committee may specify.

4. Types of Awards. Under this Plan, the Committee will have the authority to grant the following types of Awards to Participants of Ferro:

(a) Stock Options. The Committee may grant Awards in the form of Stock Options. Such Stock Options may be either incentive stock options (within the meaning of Section 422 of the Code) or nonstatutory stock options (not intended to qualify under Section 422 of the Code). However, incentive stock options may be granted only to employees of Ferro and subsidiary corporations that are at least 50% owned, directly or indirectly, by Ferro. The option price of a Stock Option may be not less than the per share Fair Market Value of the Common Stock on the date of the grant.

For the purposes of all grants of Awards under this Plan, “Fair Market Value” means, as of any given date, the quoted closing price of the Common Stock on such date on the New York Stock Exchange or, if no such sale of the Common Stock occurs on the New York Stock Exchange on such date, then such closing price on the next day on which the Common Stock is traded. If the Common Stock is no longer traded on the New York Stock Exchange, then the Fair Market Value of the Common Stock shall be determined by the Committee in good faith; provided, however, that (i) if the Common Stock is readily tradable on an established securities market, the Fair Market Value shall be determined in the same manner as when it was traded on the New York Stock Exchange; and (ii) if the Common Stock is not traded on an established securities market, Fair Market Value shall be determined using a reasonable application of a reasonable valuation method. Except as provided in Section 7 hereof, the terms of outstanding Stock Options may not be amended to reduce the exercise price of such outstanding Stock Options or otherwise increase the value of such outstanding Stock Options and outstanding Stock Options may not be cancelled or exchanged for cash, other Awards or other Stock Options with an exercise price that is less than the exercise price of the original Stock Options without shareholder approval. Stock Options will be exercisable in whole or in such installments and at such times and upon such terms as the Committee may specify; provided, however, that (i) Stock Options shall vest and therefore become exercisable no earlier than one year after the date of grant; and (ii) no Stock Options may be exercisable more than ten years after the date of grant.

A Participant will be permitted to pay the exercise price of a Stock Option: (a) in cash or by check, (b) with shares of Common Stock (c) by a cashless exercise program established with a broker or (d) by a combination of the foregoing methods. As determined by, and upon such terms as the Committee shall approve, the exercise price may be paid by a reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Stock Option with a Fair Market Value equal to the aggregate exercise price. The aggregate fair market value (determined at the time the option is granted) of shares of Common Stock as to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan and any other plan of Ferro) may not exceed $100,000 (or such other limit as may be fixed by the Code from time to time). Any Stock Option granted that is intended to qualify as an incentive stock option, but fails to so qualify at or after the date of grant will be treated as a nonstatutory stock option.

(b) Stock Appreciation Rights. The Committee may grant Awards in the form of Stock Appreciation Rights. Stock Appreciation Rights will be granted for a stated number of shares of Common Stock on such terms, conditions and restrictions as the Committee deems appropriate. Stock Appreciation Rights will entitle a Participant to receive a payment, in cash or Common Stock, as determined by the Committee, equal to the excess of (x) the Fair Market Value, on the date of exercise or surrender, of the number of shares of Common Stock covered by such exercise or surrender over (y) the Stock Appreciation Rights exercise price (which may not be less than the Fair Market Value on the date of grant). Stock Appreciation Rights must be exercised within ten years of the date of grant. Except as provided in Section 7 hereof, the terms of outstanding Stock Appreciation Rights may not be amended to reduce the exercise price of outstanding Stock Appreciation Rights or otherwise increase the value of such outstanding Stock Appreciation Rights and outstanding Stock Appreciation Rights may not be cancelled or exchanged for cash, other Awards or other Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Appreciation Rights without shareholder approval. Stock Appreciation Rights may be granted either separately or in conjunction with other Awards granted under this Plan. Any Stock Appreciation Right related to a Stock Option, however, will be exercisable only to the extent the related Stock Option is exercisable. Similarly, upon exercise of a Stock Appreciation Right as to some or all of the shares of Common Stock covered by a related Stock Option, the related Stock Option will be canceled automatically to the extent of the Stock Appreciation Right exercised, and such shares of Common Stock shall not be eligible for subsequent grant. Any Stock Appreciation Right related to a nonstatutory stock option may be granted at the same time such stock option is granted or at any subsequent time before exercise or expiration of such stock option. Any Stock Appreciation Right related to an incentive stock option must be granted at the same time such incentive stock option is granted.

(c) Restricted Awards. The Committee may grant Awards in the form of actual shares of Common Stock (“Restricted Shares”) or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock (“Restricted Share Units” and together with Restricted Shares, “Restricted Awards”). Such Restricted Awards may be in such numbers of shares of Common Stock and at such times as the Committee determines. Such Restricted Awards will have vesting and forfeiture restrictions as the Committee may determine at the time of grant. The Committee may permit cash and stock dividends on Restricted Awards to be credited to a Participant and reinvested in additional Restricted Awards and subject to forfeiture until the underlying Restricted Award has vested. With respect to Restricted Awards that vest based solely on the lapse of time, the aggregate Award may not vest in whole or in part less than 12 months from the date of grant. With respect to Restricted Awards that vest based on performance criteria, the restriction period applicable to such Restricted Awards may not be less than 12 months. Notwithstanding the foregoing minimum vesting and nonforfeitability requirements, the Committee may authorize the grant of Restricted Awards that are subject to periods of vesting and forfeiture less than 12 months, provided the amount of such Awards, when taken together with any Performance Awards granted pursuant to Section 4(d) and other Awards granted pursuant to Section 4(e) that are similarly not subject to the minimum vesting or forfeiture time limits, in the aggregate do not exceed ten percent of the maximum number of shares of Common Stock that may be issued or delivered under this Plan as set forth in Section 6 below.

(d) Performance Awards. The Committee may grant Awards in the form of cash, shares of Common Stock (“Performance Shares”), units, each of which represent the right to receive a share of Common Stock (“Performance Share Units”) or a combination thereof that are earned upon achievement or satisfaction of Performance Targets specified by the Committee (collectively, “Performance Awards”). Performance Awards may be in such cash amount, numbers of shares of Common Stock or a combination thereof and at such times as the Committee determines. The Committee shall specify the time and manner of payment of the Performance Awards earned. Performance Awards will be earned upon satisfaction of Performance Targets relating to Performance

Periods established by the Committee at or prior to the date of a grant. At the end of the applicable Performance Period, Performance Awards in the form of Performance Shares or Performance Share Units will be settled by the issuance of Common Stock, payment of cash, or a combination of Common Stock and cash, or forfeited, based upon the level of achievement of the Performance Targets as determined by the Committee. If earned Performance Shares initially were represented by forfeitable Common Stock, such Common Stock will become nonforfeitable or be repurchased by Ferro at the time of payment. Performance Awards may not become nonforfeitable or settled less than 12 months from the date of grant. Notwithstanding the foregoing the minimum vesting and nonforfeitability requirement, the Committee may authorize the grant of Performance Awards that are subject to periods of vesting and forfeiture of less than 12 months, provided the amount of such Awards, when taken together with any Restricted Awards granted pursuant to Section 4(c) and other Awards granted pursuant to Section 4(e) that are similarly not subject to the minimum vesting or forfeiture time limits, in the aggregate do not exceed ten percent of the maximum number of shares of Common Stock that may be issued or delivered under this Plan as set forth in Section 6 below.

The Committee may establish Performance Targets in terms of any or all of the following:

(i)	net earnings or net income (before or after taxes);

(ii)	basic or diluted earnings per share (before or after taxes);

(iii)	value-added sales or value-added sales growth;

(iv)	gross revenue or gross revenue growth;

(v)	gross profit or gross profit growth;

(vi)	operating profit (before or after taxes) or operating profit growth;

(vii)	return on assets, capital, invested capital, equity or sales;

(viii)	cash flow (including, but not limited to, operating cash flow, free cash flow, change in net debt, and cash flow return on capital);

(ix)	earnings before or after taxes, interest, and/or depreciation and amortization;

(x)	gross margins or operating margins;

(xi)	improvements on capital structure;

(xii)	budget and expense management or sales, general, and administrative expenses as a percent of sales;

(xiii)	productivity ratios;

(xiv)	economic value added or other value added measurements;

(xv)	Common Stock price and/or related return measures (including, but not limited to, growth measures and total shareholder return);

(xvi)	expense targets;

(xvii)	profit margins;

(xviii)	operating efficiency;

(xix)	working capital or changes in working capital;

(xx)	enterprise value;

(xxi)	safety record;

(xxii)	sales and sales growth;

(xxiii)	market share;

(xxiv)	completion of acquisitions, divestitures, joint ventures, or business expansions;

(xxv)	completion of restructuring programs;

(xxvi)	debt leverage ratios and other credit ratios; or

(xxvii)	the attainment of levels of performance of Ferro under one or more of the measures described above relative to the performance of other businesses, or various combinations of the foregoing, or changes in any of the foregoing.

Performance targets may exclude the effects of special charges, including restructuring and impairment charges, asset write-offs, or other non-recurring charges as approved by the Committee. Performance Targets applicable to Performance Awards may vary from Award to Award and from Participant to Participant.

When determining whether Performance Targets have been attained, the Committee will have the discretion to make adjustments to take into account extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in Ferro’s financial statements, provided such adjustments are made in a manner consistent with Section 162(m) of the Code (to the extent applicable). Performance Awards made to Participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and the Committee will interpret the terms of such Awards in a manner consistent with that intent to the extent appropriate. (The foregoing provisions of this Section 4(d) will also apply to Restricted Awards made under Section 4(c) to the extent such Restricted Awards are subject to performance goals of Ferro.)

(e) Other Common Stock Based Awards. The Committee may grant Awards in the form of Common Stock, phantom Common Stock units, deferred Common Stock or units, or other Awards valued in whole or in part by reference to, or otherwise based upon, Common Stock. Such Common Stock Based Awards may be settled in cash or Common Stock, or a combination thereof, and will be subject to terms and conditions established by the Committee and set forth in the applicable Award Agreement. With respect to any such Awards represented by forfeitable Common Stock that vest or become nonforfeitable based solely on the lapse of time, the aggregate Award may not vest or become nonforfeitable in whole less than 12 months from the date of grant. With respect to any such Awards represented by forfeitable Common Stock that vest or become nonforfeitable based on performance criteria, the Award may not vest or become nonforfeitable less than 12 months from the date of grant. Notwithstanding the foregoing minimum vesting and nonforfeitability requirements, the Committee may authorize the grant of Common Stock Based Awards that are subject to periods of vesting and forfeiture of less than 12 months, provided the amount of such Awards, when taken together with any

Restricted Awards granted pursuant to Section 4(c) and any Performance Awards granted pursuant to Section 4(d) that are similarly not subject to vesting or forfeiture time limits, in the aggregate do not exceed ten percent of the maximum number of shares of Common Stock that may be issued or delivered under this Plan as set forth in Section 6 below.

(f) Dividend Equivalent Rights. The Committee may grant Awards in the form of Dividend Equivalent Rights. Dividend Equivalent Rights entitle the Participant to receive credits based on cash distributions that would have been paid on the shares of Common Stock specified in the Dividends Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the Participant. A Dividend Equivalent Right may be granted hereunder to any Participant as a component of another Award (other than Stock Options or Stock Appreciation Rights) or as a freestanding Award, with such terms and conditions as set forth by the Committee; provided that Dividend Equivalent Rights with respect to an Award that is subject to vesting or is earned based on Performance Targets shall accrue but will not be paid until such Award vests or is earned.

5. Award Agreements. All Awards to Participants under this Plan will be evidenced by a written agreement (an “Award Agreement”) between Ferro and the Participant, which may, but need not, be executed by the Participant, containing such terms not inconsistent with this Plan as the Committee may determine, including such restrictions, conditions, and requirements as to transferability, continued employment, individual performance or financial performance of Ferro or a subsidiary or affiliate as the Committee deems appropriate, and, for Awards subject to Section 409A of the Code, including further such terms and conditions specifying time and form of payment, deferral, acceleration of distributions and elections, all as may be required in order to satisfy the requirements of Section 409A of the Code. Each such Award Agreement will, however, provide that the Award will be forfeitable if, in the opinion of the Committee, the Participant, without the written consent of Ferro:

(a) Directly or indirectly, engages in, or assists or has a material ownership interest in, or acts as agent, advisor or consultant of, for, or to any person, firm, partnership, corporation or other entity that is engaged in the manufacture or sale of any products or services that compete with products or services manufactured or sold by Ferro, or any subsidiary or affiliate, or any products that are logical extensions, on a manufacturing or technological basis, of such products;

(b) Discloses to any person any proprietary or confidential business information concerning Ferro, or any of the officers, Directors, employees, agents, or representatives of Ferro, which the Participant obtained or which came to his or her attention during the course of his or her employment with Ferro;

(c) Takes any action likely to disparage or have an adverse effect on Ferro or any of the officers, Directors, employees, agents, or representatives of Ferro;

(d) Induces or attempts to induce any employee of Ferro to leave the employ of Ferro or otherwise interferes with the relationship between Ferro and any of its respective employees, or hires or assists in the hiring of any person who was an employee of Ferro, or solicits, diverts or otherwise attempts to take away any customers, suppliers, or co-venturers of Ferro, either on the Participant’s own behalf or on behalf of any other person or entity; or

(e) Otherwise performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of Ferro.

6. Shares Subject to this Plan. The shares of Common Stock to be issued under this Plan may be either authorized but unissued shares or previously issued shares reacquired by Ferro and held as treasury shares, as the Committee may from time to time determine. Subject to adjustment as provided in Section 7 below, the maximum aggregate number of shares of Common Stock that may be issued or delivered under this Plan is 4,500,000 shares of Common Stock. Upon the Effective Date, no further awards will be made under the Prior Plan.

Any shares of Common Stock issued by Ferro through the assumption or substitution of outstanding grants previously made by an acquired corporation or entity shall not reduce the number of shares available for Awards under this Plan. If any shares of Common Stock subject to any Award granted under this Plan or Prior Plans are forfeited, terminated or are settled in cash without the issuance of such shares, the shares subject to such Award, to the extent of any such forfeiture or nonissuance, shall be again be available for grant under this Plan as if such shares had not been subject to an Award. With respect to Stock Options or Stock Appreciation Rights settled in shares of Common Stock, the full number of shares subject to the Stock Appreciation Right shall be counted against the number of shares for issuance under this Plan regardless of the net number of shares of Common Stock issued upon settlement. For purposes of clarity, shares tendered or withheld to satisfy the exercise price or tax withholding obligations arising in connection with the exercise or vesting of an Award (including in connection with a “net exercise” as contemplated by Section 4(a)) shall not be added back into the shares available under the plan and shall not be available for further grant.

Subject to adjustment as provided in Section 7, the maximum number of shares of Common Stock subject to Awards granted during any 12-month period to any Director, together with any cash fees paid to such Director during such 12-month period shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes). Subject to adjustment as provided in Section 7, no Participant shall be granted during any 12 month period, Awards with respect to more than 1,500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 6. The maximum aggregate compensation that may be paid under an Award to be settled in cash in any calendar year to a Participant shall be $4,000,000; provided that if an Award to be settled in cash is subject to a Performance Period of more than 12 months, the maximum aggregate compensation shall equal the product of $4,000,000 and the full number of 12-month periods in the Performance Period.

7. Adjustments. Upon Changes in Capitalization. If the outstanding shares of Common Stock are changed by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Common Stock of Ferro, then the maximum aggregate number and class of shares of Common Stock as to which Awards may be granted under this Plan, the maximums described in Section 6 above, the shares of Common Stock issuable pursuant to then outstanding Awards, and the option price of outstanding stock options and any related Stock Appreciation Rights shall be appropriately adjusted by the Committee. If Ferro makes an extraordinary distribution in respect of Common Stock or effects a pro rata repurchase of Common Stock, the Committee may consider the economic impact of the extraordinary distribution or pro rata repurchase on Participants and make such adjustments as it deems equitable under the circumstances. For purposes of this Section 7,

(a) The term “extraordinary distribution” means a dividend or other distribution of (i) cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding twelve months, when combined with the aggregate amount of all pro rata repurchases (for this purpose, including only that portion of the aggregate purchase price of such pro rata repurchases that is in excess of the fair market value of the Common Stock repurchased during such 12-month period), exceeds ten percent of the aggregate fair market value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such extraordinary distribution, or (ii) any shares of capital stock of Ferro (other than shares of Common Stock), other securities of Ferro, evidences of indebtedness of Ferro or any other person, or any other property (including shares of any subsidiary of Ferro), or any combination thereof; and

(b) The term “pro rata repurchase” means a purchase of shares of Common Stock by Ferro, pursuant to any tender offer or exchange offer subject to section 13(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock other than a purchase of shares of Ferro made in an open market transaction.

The determinations of the Committee under this Section 7 shall be final and binding upon all Participants, in the absence of revision by the Board.

8. Assignment and Transfer. Except as provided herein, no Award shall be transferable by a Participant or Director except by will or the laws of descent and distribution, and Stock Options and Stock Appreciation Rights may be exercised during a Participant’s or Director’s lifetime only by the Participant or Director or the Participant’s or Director’s guardian or legal representative. Notwithstanding the foregoing, the Committee may authorize the transfer of all or a portion of an Award (other than an incentive stock option), so long as such transfer is made for no consideration to:

(a) a Participant’s or Director’s spouse, children, grandchildren, parents, siblings and other family members approved by the Committee (collectively, “Family Members”) during such Participant’s or Director’s lifetime;

(b) trust(s) for the exclusive benefit of such Participant, Director, or Family Members;

(c) partnerships or limited liability companies in which such Participant, Director, or Family Members are at all times the only partners or members; or

(d) charitable organizations as defined in Section 501I(3) of the Code, but only if the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Award.

Any transfer to or for the benefit of Family Members permitted under this Plan may be made subject to such conditions or limitations as the Committee may establish to ensure compliance under the Federal securities laws, or for other purposes. Subject to the terms of the Award, a transferee-Family Member may exercise a Stock Option and/or related Stock Appreciation Right during or after the Participant’s or Director’s lifetime.

9. Change of Control. The obligations of Ferro under the Plan shall be binding upon any successor corporation or organization resulting from a merger, consolidation or other reorganization of Ferro, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Ferro (each, a “Successor Corporation”). Except as the Board may expressly provide in an Award Agreement, change in control agreement or otherwise, (i) each outstanding Award shall be assumed or an equivalent Award substituted by the Successor Corporation, and (ii) if a Participant’s Continuous Service is terminated without Cause during the 24-month period following a Change of Control, the following will apply:

(a) All Stock Options (including Director Stock Options) and Stock Appreciation Rights then outstanding shall become fully exercisable as of the termination date;

(b) All restrictions and conditions with respect to all Restricted Awards then outstanding shall be deemed fully released or satisfied as of the termination date; and

(c) With respect to Performance Awards, all incomplete Performance Periods in respect of such Award in effect on the date the termination occurs shall end on the date of such termination and the

Committee shall (i) determine the extent to which the Performance Targets with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to the Performance Targets for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Targets or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. To the extent practicable, any actions taken by the Committee under this paragraph (c) shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change of Control with respect to the shares of Common Stock subject to their Awards.

In the event that the Successor Corporation in a Change of Control refuses to assume or substitute for the Award, the Committee may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change of Control, the Committee shall notify the Participant that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change of Control and the Award shall terminate upon the expiration of such period.

In addition, in the event of a Change of Control, the Committee may determine, upon at least 10 days’ advance notice to the affected persons, to cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change of Control, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor.

For purposes of this Section 9, the following terms shall have the meanings set forth below:

“Cause” means that, in the reasonable judgment of the Committee, any of the following events have occurred: (i) the willful or negligent failure by the Participant to substantially perform his or her duties with Ferro and, after written notification by Ferro to the Participant, the continued failure of the Participant to substantially perform such duties; (ii) the willful or negligent engagement by the Participant in conduct that is demonstrably and materially injurious to Ferro, financially or otherwise; (iii) action or inaction by the Participant that constitutes a breach of fiduciary duty with respect to Ferro or any of its subsidiaries; (iv) the engagement by the Participant in egregious misconduct involving moral turpitude; or (v) the Participant’s material breach of any agreement in respect of confidentiality with Ferro.

A “Change in Control” will be deemed to have occurred if and when any of the following occurs:

(a) Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of either (1) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”), or (2) the combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition pursuant to a transaction that satisfies the conditions set forth in paragraphs (c)(1), (c)(2) and (c)(3) below; or

(b) The following individuals (the “Incumbent Board”) cease for any reason to constitute a majority of the number of Directors then serving (1) individuals who are Directors as of the Effective Date, and (2) new Directors (other than a Director whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors as of today or whose appointment, election, or nomination for election was previously so approved or recommended; or

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) All or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) No Person (other than a corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) At least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Continuous Service” means the Participant’s service with Ferro or any subsidiary or affiliate of Ferro, whether as an employee, consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to Ferro or any subsidiary or an affiliate of Ferro as an employee, consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code.

“Good Reason” means the occurrence of any of the following: (i) a reduction in a Participant’s annual base salary rate, unless such reduction generally applies to other similarly situated Participant’s regardless of the reason(s) therefor; (ii) a substantial diminution in a Participant’s duties, authorities or responsibilities; or (iii) the relocation of a Participant’s principal place of employment with Ferro such that (a) the distance from the former principal place of employment to the relocated principal place of employment is over fifty (50) miles and (b) the distance from his or her primary residence to the relocated principal place of employment is over fifty (50) miles; provided, however, that Good Reason shall exist only to the extent that a Participant provides Ferro, in care of the Legal Department at Ferro’s then-current corporate headquarters, with written notice of his or her intention to terminate employment with Ferro for Good Reason that specifies the condition(s) constituting Good Reason and Ferro fails to correct such condition(s) within ten (10) business days from receipt of such written notice. Notwithstanding the foregoing, Good Reason shall cease to exist for an event on the one hundred and twentieth (120th) day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given Ferro written notice of such condition and of the Participant’s intent to terminate for Good Reason prior to such date. With respect to the Chief Executive Officer only, Good Reason shall also include a change in responsibilities such that the Chief Executive Officer reports to someone other than directly to Ferro’s Board of Directors.

10. Employee Rights Under this Plan. No employee or other person shall have any claim or right to be granted any Award under this Plan. Neither this Plan nor any action taken under this Plan shall be construed as giving any employee any right to be retained in the employ of Ferro or any subsidiary or affiliate.

11. Settlement by Subsidiaries and Affiliates. Settlement of Awards held by employees of subsidiaries or affiliates shall be made by and at the expense of such subsidiary or affiliate. Ferro either will sell or contribute, in its sole discretion, to the subsidiary or affiliate, the number of shares needed to settle any Award that is granted under this Plan.

12. Securities Law Issues. All shares of Common Stock or other securities issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any certificates for such shares to make appropriate reference to such restrictions or to cause such restrictions to be noted in the records of Ferro’s stock transfer agent and any applicable book entry system.

13. Taxes. No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to Ferro, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to such amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including unrestricted Common Stock previously owned by the Participant or Common Stock that is part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a Section 16 Participant to settle such tax withholding obligation with Common Stock that is previously owned by the Participant or part of such Award shall be subject to prior approval by the Committee, which may be granted in the applicable Award Agreement. The obligations of Ferro under the Plan shall be conditional on such payment or arrangements and Ferro, to the extent permitted by law, shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

14. Amendment or Termination. Ferro reserves the right to amend, modify or terminate this Plan or any Award at any time by action of the Committee or the Board, however, any amendment or modification that requires shareholder approval to comply with any applicable law, regulation or rule, including any rule relating to the listing on a national securities exchange of Common Stock, shall not be effective unless and until shareholder approval has been obtained. If an amendment, modification or termination impairs the rights of a Participant or creates or increases a Participant’s federal income tax liability with respect to an Award, the consent of such Participant to amend, modify or terminate an outstanding

Award Agreement is required. Subject to the above provisions, the Committee shall have all necessary authority to amend this Plan, clarify any provision or take into account changes in applicable securities and tax laws or accounting rules in administering this Plan.

15. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder (which are subject to, and not exempt from, Section 409A of the Code) comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any such grant (which are subject to, and not exempt from, Section 409A of the Code) made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by Ferro without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) such Participant is a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by Ferro from time to time) and (ii) Ferro makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then Ferro shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first business day of the seventh month after the Participant’s separation from service.

16. Clawbacks. Notwithstanding any other provisions in the Plan, Awards shall be subject to such deductions and clawback recovery as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement or any policy adopted by Ferro pursuant to any such law, government regulation or stock exchange listing requirement.

17. Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue-sky, securities, tax or other laws of various jurisdictions in which Ferro intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

18. Effective Date and Term of Plan. This Plan is adopted by the Board as of February 22, 2018, and will be effective upon approval by Ferro shareholders at the 2018 annual meeting or such other meeting held to approve the Plan (the “Effective Date”) . No Awards shall be made under this Plan after March 31, 2028, provided that any Awards outstanding on such date shall not be affected and shall continue in accordance with their terms.

Note

Under rules of the Securities Exchange Commission, to minimize mailing costs we are permitted to send a single set of annual reports and proxy statements to any household at which two or more shareholders reside if they appear to be members of the same family. A number of brokerage firms have also instituted this practice with respect to the delivery of documents to shareholders residing at the same address. With this practice, however, each shareholder continues to receive a separate proxy card for voting. Any shareholder affected by this practice who desires to receive multiple copies of annual reports and proxy statements in the future may write or call Investor Relations at 6060 Parkland Boulevard, Suite 250, Mayfield Heights, Ohio 44124, Attention: Investor Relations, telephone 216.875.5400.

FERRO

Where innovation delivers performance

vision

2020

6060 PARKLAND BOULEVARD | SUITE 250 | MAYFIELD HEIGHTS, OH 44124 | 216.875.5600 | FERRO.COM

Where innovation delivers performance FERRO vision
2020
6060 PARKLAND BOULEVARD I SUITE 250 I MAYFIELD HEIGHTS, OH 44124 I 216.875.5600 I FERRO.COM

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EDT, on May 2, 2018.

Vote by Internet • Go to www.investorvote.com/FOE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS	For	Withhold		For	Withhold		For	Withhold	+
01 - Gregory E. Hyland	☐	☐	02 -David A. Lorber	☐	☐	03 - Marran H. Ogilvie	☐	☐
04 - Andrew M. Ross	☐	☐	05 -Allen A. Spizzo	☐	☐	06 - Peter T. Thomas	☐	☐
07 - Ronald P. Vargo	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2018 Omnibus Incentive Plan.	☐	☐	☐	3. Advisory vote on the compensation for named executive officers.	☐	☐	☐
4. Ratification of the appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. A proxy given by a corporation should be signed in the corporate name by the chairman of its board of directors, its president, vice president, secretary, or treasurer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

02SN4A

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders you can be sure your shares are represented at the meeting by promptly returning your vote.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Ferro Corporation

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 3, 2018

The undersigned shareholder of Ferro Corporation hereby appoints Mark H. Duesenberg, Benjamin J. Schlater and Jose Tortajada, and each of them, the proxies of the undersigned, with full power of substitution to vote the shares of the undersigned at the 2018 Annual Meeting of Shareholders of the Corporation and any adjournment thereof upon the proposals on the reverse side.

Please indicate how you wish your shares to be voted. Unless otherwise indicated, the proxies will vote FOR the election as Directors of all nominees and FOR Proposals 2, 3 and 4.

IMPORTANT NOTICE TO PARTICIPANTS IN THE FERRO CORPORATION SAVINGS AND STOCK OWNERSHIP PLAN

As a participant in the Ferro Corporation 401(k) Plan (the “Plan”), you have the right to instruct Great–West Trust Company, LLC, as Trustee, to vote the shares allocated to your Plan account, as specified on the reverse side. If no instructions are given or if your voting instructions are not received on or before 10:00 am EDT on May 1, 2018, the Trustee will vote the uninstructed shares in the same proportion in which it has received voting instructions.

IMPORTANT — THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS	For	Withhold		For	Withhold		For	Withhold	+
01 - Gregory E. Hyland	☐	☐	02 - David A. Lorber	☐	☐	03 - Marran H. Ogilvie	☐	☐
04 - Andrew M. Ross	☐	☐	05 - Allen A. Spizzo	☐	☐	06 - Peter T. Thomas	☐	☐
07 - Ronald P. Vargo	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2018 Omnibus Incentive Plan.	☐	☐	☐	3. Advisory vote on the compensation for named executive officers.	☐	☐	☐
4. Ratification of the appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. A proxy given by a corporation should be signed in the corporate name by the chairman of its board of directors, its president, vice president, secretary, or treasurer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

02SN5A

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders you can be sure your shares are represented at the meeting by promptly returning your vote.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Ferro Corporation

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 3, 2018

The undersigned shareholder of Ferro Corporation hereby appoints Mark H. Duesenberg, Benjamin J. Schlater and Jose Tortajada, and each of them, the proxies of the undersigned, with full power of substitution to vote the shares of the undersigned at the 2018 Annual Meeting of Shareholders of the Corporation and any adjournment thereof upon the proposals on the reverse side.

Please indicate how you wish your shares to be voted. Unless otherwise indicated, the proxies will vote FOR the election as Directors of all nominees and FOR Proposals 2, 3 and 4.

IMPORTANT NOTICE TO PARTICIPANTS IN THE FERRO CORPORATION SAVINGS AND STOCK OWNERSHIP PLAN

As a participant in the Ferro Corporation 401(k) Plan (the “Plan”), you have the right to instruct Great–West Trust Company, LLC, as Trustee, to vote the shares allocated to your Plan account, as specified on the reverse side. If no instructions are given or if your voting instructions are not received on or before 10:00 am EDT on May 1, 2018, the Trustee will vote the uninstructed shares in the same proportion in which it has received voting instructions.

IMPORTANT — THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE